COLLABORATIVE DEVELOPMENT AGREEMENT

THIS COLLABORATIVE DEVELOPMENT AGREEMENT (“Agreement”) is entered into and effective as of the 1st day of April, 2013 (the “Effective Date”), by and between Micron Technology, Inc., a Delaware corporation with offices located at 8000 S. Federal Way, Boise, Idaho 83716 (“Micron”) and Intermolecular, Inc., a Delaware corporation with offices located at 3011 North First Street, San Jose, California 95134 (“Intermolecular”).

WHEREAS Intermolecular and Elpida Memory, Inc., a Japanese corporation with offices located at 2-1, Yaesu 2-chome, Chuo-ku, Tokyo 104-0028, Japan (“Elpida”), have entered into certain agreements: Advanced Memory Development Program Agreement, dated May 22, 2008 (“Original Agreement”); Exhibit C - Royalty Terms, dated August 18, 2008 (“Amended Exhibit C”); Supplemental Joint Development Agreement, dated January 27, 2009 (“Supplemental Agreement”); Amendment to the Supplemental Joint Development Agreement, dated May 25, 2009 (“Supplemental Amendment”); Amendment to the Advanced Memory Agreements, dated July 29, 2010 (“First Extension”); First Fee Triggering Technology Agreement, dated December 29, 2012 (“First Fee Triggering Technology Agreement”); Second Extension to the Advanced Memory Agreements between Elpida and Intermolecular, effective as of the 1st day of April, 2013 (“Second Extension”); and any additional agreements or amendments involving Intermolecular and Elpida related to any of the foregoing (collectively, the “[***]”);

WHEREAS, Intermolecular and Micron wish to establish a business relationship that would complement and, in connection with a potential acquisition of Elpida by Micron, ultimately supersede the business relationship reflected by the [***] between Intermolecular and Elpida;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Section 1
Definitions and Interpretive Matters

1.1	Definitions. For purposes of this Agreement, the definitions set forth in this Section 1.1 shall apply to the respective capitalized terms used herein.
(a)“Affiliate(s)” shall mean and include any legal entity, whether such entity exists or qualifies as an Affiliate as of the Effective Date or thereafter, which directly or indirectly Controls or is under common Control with the applicable party, and any partnership in which such entity is a partner with the applicable party. For purposes of the foregoing definition, “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of another entity, whether through legal or beneficial ownership of voting securities, through funding arrangements, through membership, by contract, or otherwise.
(b)“Agreement Minimum Term” shall have the meaning set forth in Section 12.1.
(c)“Authorized Representative” shall mean an officer or employee of a Party who has the authority to sign on behalf of, and bind, such Party to perform the obligations set forth in this Agreement, including any Development Programs and Project SOWs hereunder.
(d)“Background IP” shall have the Legacy Meaning as set forth in the Advanced Memory Agreements, namely, all Intellectual Property Rights that are (i) owned, licensed or otherwise solely controlled by a party (i.e. Intermolecular or Elpida) or its Affiliates as of November 13, 2007; or (ii) created, conceived or reduced to practice by a party's or its Affiliates' employees, contractors or agents without reliance upon, use of, or benefit of the other party's or its Affiliate's Background IP or Confidential Information.
(e)“CDA Fees” shall mean the fees set forth in a Development Program as payable by Micron to Intermolecular in consideration for the Services performed by Intermolecular, as referenced in Section 10.1.
(f)“CDP Developed Technology” shall have the Legacy Meaning as set forth in the Advanced Memory Agreements, namely, any Intellectual Property Rights developed pursuant to the Demonstration Agreement, Letter Agreement or an agreed upon Collaborative Development Program, including the Critical Parameter Set.
(g)“Certain Memory Companies” shall mean [***]and [***], and the subsidiaries and Affiliates of the foregoing.

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(h)“Certain Memory Company License” shall have the meaning set forth in Section 6.12(b).
(i)“Change of Control” of a Party shall mean (i) any event or series of related events whereby an entity that did not previously own fifty percent (50%) or more becomes the beneficial owner of fifty percent (50%) or more of all then-outstanding voting securities of such Party or otherwise has Control over such Party; (ii) a merger or consolidation of such Party with or into another entity, other than a merger or consolidation that results in the owners of the voting securities of such Party immediately prior to such merger or consolidation owning securities that represent immediately after such merger or consolidation fifty percent (50%) or more of the total combined voting power of the entity that survives such merger or consolidation or the parent of the entity that survives such merger or consolidation; or (iii) the sale, disposition or liquidation of all or substantially all of the assets used in the business of a Party. For purposes of the foregoing definition, “Control” shall be deemed to exist if the applicable entity possesses, directly or indirectly, the power to direct or cause the direction of management or policies of such Party, whether through legal or beneficial ownership of voting securities, through funding arrangements, by contract or otherwise.
(j)“Closing” shall mean such time as when Elpida issues all of its equity to and becomes a wholly-owned subsidiary of Micron.
(k)“Confidential Information” shall have the meaning set forth in Section 15.1 with reference to the Nondisclosure Agreement.
(l)“Deliverables” shall have the meaning set forth in Section 3.2.
(m)“Development Program(s)” shall have the meaning set forth in Section 3.1(a).
(n)“Draft” shall have the meaning set forth in Section 11.2(f).
(o)“DRAM Field” shall mean [***].
(p)“[***] Program Duration” shall have the meaning set forth in Section 2.4.
(q)“[***]-Micron Sublicenses” shall have the meaning set forth in Section 2.3.
(r)“Filing Requests” shall have the meaning set forth in Section 11.2(a).
(s) “General Field” shall mean and include all activities related to [***] or [***]capable of [***] - with the [***]of [***]that do not [***]a [***]and that [***]on an [***]where no [***]of the [***]is [***]of [***]and [***]that enable [***] - where such activities include without limitation [***] and any other [***].
(t)“General Sublicense Rights” shall mean that Micron has the right, but [***]the [***], to grant sublicenses to any other [***], without requiring any [***] or [***], where such sublicenses include, in [***], some or all of the rights [***]by [***](with the [***] of the right to grant [***]) under the respective license grant from[***].
(u)“High Productivity Combinatorial Technology” shall mean [***] directed to [***] and [***] that use [***] or [***] on a [***] for the purpose of creating [***] in [***] across such [***] of a [***], for the [***] or [***], or [***] of [***] or more [***] or [***] on such [***].
(v)“HPC Technology” shall have the Legacy Meaning as set forth in the Advanced Memory Agreements, namely, all techniques, methodologies, processes, test vehicles, synthetic procedures, technology, systems, or combination thereof, without reference to any Elpida Confidential Information, used for the simultaneous, parallel, or rapid serial: (i) design, (ii) synthesis, (iii) processing, (iv) process sequencing, (v) process integration, (vi) device integration, (vii) analysis, or (viii) characterization of more than two (2) compounds, compositions, mixtures, processes, or synthesis conditions, or the structures derived from such on a single wafers. It is understood that such test vehicles include physical and or electrical characterization devices such as test structures or chips, used in the design, process development, manufacturing process qualification, and manufacturing process control of integrated circuit devices, but do not include test wafers previously used in research and development using nominally uniform processing of a wafer. It is also understood that HPC Technology does not include the use of commercially available equipment in commercial manufacturing for nominally uniform processing of one or more identical integrated circuits on a single substrate, or the use of such equipment in research and development for nominally uniform processing of one or more integrated circuits on a single substrate. For the avoidance of doubt, HPC Technology does not include Intellectual Property Rights in and to Elpida Inventions and IM Inventions (defined in Section 3.3 of the Original Agreement) or Background IP of Elpida.
(w)“HPC Derivatives” shall have the Legacy Meaning as set forth in the Advanced Memory Agreements, namely, all HPC Technology improvements, derivatives and modifications developed by either [***] or both parties

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(i.e. Intermolecular and/or Elpida) during the course of any CDP or based on IM provided tools, software or information enabling the use of HPC Technology.
(x)“HPC Feedback” shall have the meaning set forth in Section 6.10(a).
(y)“Legacy Meaning as set forth in the Advanced Memory Agreements” shall mean the identical, verbatim meaning and interpretation of certain defined terms as they are defined in the Advanced Memory Agreements between Intermolecular and [***], including with respect to any and all defined terms used within such definitions. By way of example, the Legacy Meaning of a definition that includes the term “parties” shall refer thereby to the original parties to the Advanced Memory Agreements, namely, Intermolecular and [***], and shall not be reinterpreted as applying to Micron.
(z)“IM Inventions” shall have the Legacy Meaning as set forth in the Advanced Memory Agreements, namely, any CDP Developed Technology that is [***], and [***], and [***] for such [***] and/or [***], except as [***] to [***] a [***], such as [***] or [***], and all [***] and [***]thereto.
(aa)“Informatics Software” shall have the Legacy Meaning as set forth in the Advanced Memory Agreements, namely, the IM software platform enabling the operation of the Dry and Wet Workflows and the gathering and sharing of CDP related information through a web-based interface.
(bb)    “Initial Information Set” shall mean Technology sufficient to identify and reflect all [***] by [***]to [***] in Section 6 that relates to the subject matter of the Development Programs available as of the Effective Date.
(cc)    “Intellectual Property” or “IP” shall mean and include Patent Rights and Non-Patent Rights, but not Trademark Rights.
(dd)    “Intermolecular Background Intellectual Property” shall mean and include all right, title and interest of Intermolecular in and to the “CDP Developed Technology” and the “Background IP”, together with all other Intellectual Property that is owned by Intermolecular or its Subsidiaries (except to the extent and during the period portions of such Intellectual Property have been exclusively licensed, in a grant prior to the Effective Date, to a Third Party), or licensable by Intermolecular or its Subsidiaries without incurring a payment obligation to a third party, as of the Effective Date or at any time during the term of this Agreement, but excluding Intellectual Property directed to any Technology developed, conceived or first reduced to practice in connection with and during the course of any Project SOWs under this Agreement, and further excluding “HPC Technology”, “HPC Derivatives” and “Informatics Software”. In the event Intermolecular has the ability, conditioned upon or subject to the incurring of a payment obligation to a third party, to grant a license or sublicense with respect to additional Intellectual Property, then Intermolecular agrees to provide notice to Micron of such Intellectual Property, and such Intellectual Property shall be deemed Intermolecular Background Intellectual Property conditioned upon Micron's written notice and full satisfaction of such payment obligation to the third party.
(ee)    “JDA” shall have the meaning set forth in Section 2.4.
(ff)     “Joint Inventions” shall have the Legacy Meaning as set forth in the Advanced Memory Agreements, namely, any CDP Developed Technology that is not determined in ownership through the application of Section 3.3.1 or 3.3.2 of the Original Agreement. Such CDP Developed Technology shall be [***] and/or [***] for forming [***], including [***] and/or [***] for [***] and/or [***] of [***] and/or [***] for [***], and all [***] and [***] thereto.
(gg)    “Limited Sublicense Rights” shall mean that Micron has the right, but [***] the [***], to grant sublicenses to [***] and all [***], without any [***] from or [***] to [***], where such sublicenses include, in [***], some or all of the rights [***] by [***] (with the [***] of the right to grant [***]) under the respective license grant from Intermolecular.
(hh)    “Material Solution Set” shall mean and include any and all [***] and [***] in connection with any [***] (e.g. any [***]) between Intermolecular, on the one hand, and [***] or Micron on the other hand, that meet or have appeared reasonably likely to meet a [***] of [***] or Micron (hereinafter “Satisfactory Materials”), including reasonable variations and technical equivalents of the foregoing, and/or [***] utilized in connection with any such [***]. The Parties will attempt to [***] the anticipated Material Solution Set in each Project SOW, and Micron may [***] additional such Satisfactory Materials for inclusion during and within a reasonable time after the performance of Services under a Project SOW, and any such [***] and [***] so [***] shall be deemed [***], without limitation, in the Material Solution Set.
(ii)    “Micron Background IP” shall mean any and all Intellectual Property owned or controlled by Micron as of the Effective Date. Micron Background IP shall also mean and include all other Intellectual Property owned or

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controlled by Micron at any time during the term of this Agreement with the sole exception of the Patent Foreground.
(jj)    “Micron Competitor” shall mean and include any legal entity, as well as its Subsidiaries and Affiliates, for which more than [***] ([***]) of the [***] of the legal entity or of any of its Subsidiaries or Affiliates [***] from the manufacture or sale of Memory Products (defined below) within the preceding [***], and shall be deemed to include without limitation [***]and any [***]in [***] that makes or sells Memory Products, and any successor-in-interest of any of the foregoing companies or of the Memory Products business of any of the foregoing companies, as well as any legal entity that [***] a significant portion of its [***] in connection with [***] of [***] and that does not [***] a significant portion of its [***] from [***] or [***] (which entities shall be expressly deemed to include without limitation [***]and [***], but which shall be expressly deemed to exclude [***]and [***]). For purposes of this definition, “Memory Products” shall mean one or more integrated circuits that are used [***]for [***]including, for example and without limitation, any [***] or [***], whether as [***], [***] or [***].
(kk)    “Micron JDA Partner(s)” shall mean and include any legal entity, whether such entity exists or qualifies as a Micron JDA Partner as of the Effective Date or thereafter, in connection with which Micron is [***] to a [***].
(ll)    “Micron JV Entity” and “Micron JV Entities” shall mean a joint venture entity that is [***]by Micron and at least one additional entity, wherein (i) Micron has an [***] or [***]of at least [***] ([***]%) in the joint venture entity, and (ii) the joint venture entity is [***] by one or more [***] by and among Micron and at least one other entity.
(mm)    “Micron JV Partner(s)” shall mean and include any legal entity or entities with whom Micron owns a Micron JV Entity.
(nn)     “Non-Patent Foreground” shall mean all [***] in and to any and all [***] developed, conceived or first reduced to practice, whether by [***] or by the [***], in connection with and during the course of any [***].
(oo)    “Non-Patent Rights” shall mean any and/or all of the following rights: (i) trade secrets and rights in proprietary information and/or know-how; (ii) copyrights, copyright registrations and applications therefor, including moral rights and rights in software, and all other rights corresponding thereto throughout the world; (iii) mask works, mask work registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology; (iv) industrial designs and any registrations and applications therefor throughout the world; (v) all rights in databases and data collections throughout the world; (vi) rights in all applications for United States and foreign patents, including without limitation applications for reissues, divisions, provisionals, continuations and continuations-in-part, as well as applications for registered utility models; and (vii) any similar, corresponding or equivalent rights or other intellectual property rights anywhere in the world in and to Technology, but excluding any Patent Rights and Trademark Rights.
(pp)    “Party” shall refer to Micron or Intermolecular respectively, and “Parties” shall refer to Micron and Intermolecular collectively.
(qq)    “Patent Foreground” shall mean all [***] in and to any and all [***] developed, conceived or first reduced to practice, whether by [***] or by the [***] [***], in connection with and during the course of any Project SOWs.
(rr)    “Patent Prosecution” shall mean: (i) preparing, filing and prosecuting patent applications of all types in furtherance of receiving issued patents; (ii) maintaining such patent applications and patents issuing therefrom, and (iii) managing any interference, reexamination, reissue, opposition, derivation or other administrative proceedings relating to the foregoing.
(ss)    “Patent Review Committee” shall have the meaning set forth in Section 11.1(a).
(tt)    “Patent Rights” shall mean any and all rights associated with any and all United States issued patents, foreign issued patents and registered utility models.
(uu)    “Preexisting Intermolecular Licenses” shall have the meaning set forth in Section 6.2.
(vv)    “Program Committee” shall have the meaning set forth in Section 4.1.
(ww)    “Program Manager(s)” shall have the meaning set forth in Section 4.2.
(xx)    “Program Minimum Term” shall have the meaning set forth in Section 12.3.
(yy)    “Project SOW(s)” shall have the meaning set forth in Section 3.2.
(zz)    “Reduced Program Minimum Term” shall have the meaning set forth in Section 2.4.
(aaa)    “Services” shall have the meaning set forth in Section 3.2.

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(bbb)    “Subsidiary” and “Subsidiaries” shall mean and include any legal entity, whether such entity exists or qualifies as a Subsidiary as of the Effective Date or thereafter, which is (i) directly or indirectly more than fifty percent (50%) owned by the applicable party; or (ii) under the Control (defined below) of the applicable party. For purposes of the foregoing definition, “Control” shall be deemed to exist if the applicable party possesses, directly or indirectly, the power to direct or cause the direction of management or policies of another entity, whether through legal or beneficial ownership of voting securities, through funding arrangements, by contract or otherwise.
(ccc)    “[***] Fee(s)” shall mean a certain fee set forth in a Project SOW to be conditioned upon Intermolecular satisfying certain [***]for Deliverables, as well as upon [***]of a [***], all as referenced in Section 5.1 of Addendum 1 and Addendum 2.
(ddd)    “Technology” shall mean all documentation, know-how, data, data bases, formulae, algorithms, software, processes, improvements, inventions, developments, and discoveries (whether or not patentable), techniques, methods, content, technical information, engineering, production and other designs, drawings, schematics, recipes, plans, tooling requirements, and other information, technology, and materials, all of which are identified or identifiable in tangible form (including, without limitation, fixed in any tangible or electronic means of expression).
(eee)    “Third Party” and “Third Parties” shall mean any entity other than Micron and Intermolecular.
(fff)    “Third Party License” shall have the meaning set forth in Section 6.13(a).
(ggg)    “Trademark Rights” shall mean any and all rights associated with trademarks, service marks, trade names, trade dress, domain names, logos and similar rights, and the goodwill associated therewith, whether registered or unregistered.
(hhh)    “Unrelated Third Party” and “Unrelated Third Parties” shall mean Third Parties other than the following: all Micron subsidiaries, Micron Affiliates, [***] (where, for purposes of this definition only, [***] expressly excludes [***]and [***] and [***].
(iii)    “Unrelated Third Party License” shall have the meaning set forth in Section 6.12(a).

1.2    Certain Interpretive Matters.
(a)Interpretation of Certain Terms. Unless the context requires otherwise: (i) all references to Sections, Development Programs and Project SOWs in this Agreement are to Sections, Development Programs and Project SOWs of or to this Agreement; (ii) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with U.S. GAAP; (iii) words in the singular include the plural and vice versa, commensurate with the context in which they are used, and the headings of the Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof; (iv) the term “including” means “including without limitation”; (v) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual Section or portion hereof; (vi) all references to $ or dollar amounts will be to lawful currency of the United States of America; (vii) all references to “day” or “days” will mean calendar days; (viii) all references to “business day” will mean a day other than a Saturday, Sunday, or a U.S. federal holiday; (ix) all references to “quarter(ly)”, “month(ly)” or “year(ly)” will mean Micron's fiscal quarter, fiscal month or fiscal year, respectively; and (x) the term “and/or” shall mean both the conjunctive and disjunctive forms such that a list of items connected by “and/or” shall mean every combination of the listed items, including combinations having only a single one of the listed items.
(b)No Application of Contra Proferentem. No provision of this Agreement will be interpreted in favor of, or against, either Party by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement or such provision.

Section 2
Relation to [***] and the Advanced Memory Agreements
2.1Relation to Advanced Memory Agreements. Intermolecular and Micron acknowledge it is their mutual intent for the present Agreement to set forth any and all rights and obligations as between Intermolecular, on the one hand, and Micron and [***] on the other hand, as of Closing. Intermolecular and Micron further acknowledge it is their mutual intent for the Advanced Memory Agreements to terminate in their entirety with no surviving rights or obligations thereunder, as of Closing, with the sole exception of the [***]. Upon receipt of a written request from

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[***], Intermolecular agrees to execute such document(s) as are reasonably necessary to terminate the Advanced Memory Agreements in their entirety with no surviving rights or obligations thereunder, effective as of Closing, with the sole exception of the [***] - such that the present Agreement shall effectively supersede the Advanced Memory Agreements entirely and set forth any and all related rights and obligations between Intermolecular, on the one hand, and Micron and [***], on the other hand, with the sole exception of the [***]. Intermolecular and Micron agree that, in the event the Advanced Memory Agreements do not terminate as of Closing, this Agreement will nevertheless supersede the Advanced Memory Agreements and govern all rights and responsibilities (including any payment obligations) as between Intermolecular, on the one hand, and Micron and [***] on the other hand, with the sole exception of the [***]. With the sole exception directed to the [***] [***], Intermolecular expressly waives any right to enforce the Advanced Memory Agreements in a manner contrary to this Section. In the event that Closing occurs then, following receipt by Micron of a post-Closing written request from Intermolecular, Micron agrees to [***] a [***] to Intermolecular, in substantially the same form as the form of [***] attached hereto as [***]. [***] shall be a [***] of this Section 2 of the Agreement and Micron may disclose the terms of this Agreement to [***], notwithstanding any confidentiality obligation or use restriction to the contrary.

2.2[***] Payments to Intermolecular. With the sole exception of payments made by [***] to Intermolecular pursuant to the [***], any and all amounts payable by [***] to Intermolecular on or after [***] (including pursuant to the [***]) shall be [***] to Micron and [***] in Micron's discretion with respect to any [***] by Micron to Intermolecular under this Agreement, including any Development Program and Project SOW hereunder. Notwithstanding anything to the contrary in this Agreement, such [***] shall supersede and [***] any [***] to Intermolecular on the part of Micron (rather than being applied for purposes of a [***] after Micron makes [***]). Specifically, any and all such [***] by [***] to Intermolecular during any particular [***] shall be [***] to Micron with respect to any [***] by Micron to Intermolecular during such [***] and, as applicable (pursuant to the following sentence), during subsequent [***]. In the event that the [***] by [***] for any particular [***] exceed the [***] by Micron for such [***], the excess value [***] by [***] shall [***] to subsequent [***] (as [***]), indefinitely, until such time as the [***] may be [***] to Micron. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, Micron shall not have any obligation to make any [***] to Intermolecular with respect to any particular [***] except to the extent the [***] by Micron during such [***], on the one hand, exceed the [***] by [***] during such [***], together with any [***], on the other hand.

2.3[***] [***] to Micron. Notwithstanding anything to the contrary in the Advanced Memory Agreements, any [***] from [***]to [***]and its subsidiaries in connection with the Advanced Memory Agreements granted during the period [***] has [***] [***] from Intermolecular (including pursuant to [***] of the [***], and [***] of the [***]), including any [***] granted pursuant to [***] of the [***] [***] (collectively the “[***]-Micron [***]”), shall not cause [***] or Micron to incur any fee, royalty or other obligation to Intermolecular under the Advanced Memory Agreements. Intermolecular expressly waives any right under the Advanced Memory Agreements to receive any consideration from [***] or Micron in connection with the [***]-Micron [***]. There will not be any payment obligation of Micron to Intermolecular in connection with the [***]-Micron [***] except as may be expressly set forth in this Agreement. For the avoidance of doubt, Intermolecular acknowledges and agrees that the Advanced Memory Agreements do not place any inherent limitation on the term of the [***] has the right to grant pursuant to [***] and [***] of the [***], such that [***] may grant such [***] to Micron for a [***].

2.4Reduced Program Minimum Term. Notwithstanding anything to the contrary in this Agreement, in the event that the certain [***] between Micron and [***], effective [***] [***] (the “[***]”), expires or terminates and is not renewed, and at the time of such expiration or termination (i) [***] has not occurred, and (ii) the Advanced Memory Agreements are still in effect, then the [***] Program Minimum Term (defined in Section 12.3) shall be replaced by the Reduced Program Minimum Term (defined below) for purposes of Micron's right to terminate a Development Program under Section 12.3 of this Agreement, and Micron may exercise its termination right upon fourteen (14) days' written notice to Intermolecular. The “Reduced Program Minimum Term” shall be calculated by subtracting the duration of the post-Effective Date period for which Intermolecular provides services to [***] (the “[***] Program Duration”, where such period commences on the Effective Date and ends on the date when Intermolecular ceases to provide services to [***]), from two years. (If the result of the foregoing calculation is a negative number, the Reduced Program Minimum Term shall be deemed to be zero (0) days.) Upon termination or

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expiration of the [***], Micron may provide written notice to Intermolecular of such termination or expiration and Intermolecular shall, in turn, provide written notice to Micron of the length of time of the [***] Program Duration, such that the Reduced Program Minimum Term may be calculated at that time. At the time Intermolecular ceases to provide services to [***], Intermolecular shall also provide written notice to Micron to confirm such cessation of services. The foregoing process and calculation shall be carried out in a manner consisten with the intent of the Parties that the sum of (i) the [***] Program Duration, (ii) the duration of the Development Program in Addendum 1, and (iii) the duration of the Development Program in Addendum 2, shall be the equivalent of at least [***] cumulative years (which may be counted concurrently, rather than consecutively).

2.5Non-Circumvention. Intermolecular shall not, and shall cause its Affiliates or Subsidiaries not to, engage in any transaction or conduct, including any act or omission, the principal purpose of which is to circumvent or to evade the observance or performance of this Section 2, including without limitation with respect to the Parties' intent for the Advanced Memory Agreements to terminate in their entirety as of Closing. Intermolecular will at all times in good faith observe and perform the provisions of this Section 2 in furtherance of the Parties' intent reflected herein. Any attempt by Intermolecular to circumvent or evade the observation, performance or intent of this Section 2 shall be deemed a material breach of this Agreement.

Section 3
Development Programs
3.1Development Programs.
(a)    Program Framework. Any services provided by Intermolecular hereunder shall be organized by and subject to the terms of a framework of development programs (hereinafter “Development Program(s)”) that are described more fully in Addendum 1 and Addendum 2 hereto. The Development Programs are attached hereto as Addendum 1 and Addendum 2 and incorporated by reference, and any subsequent Development Programs may be attached hereto as additional addenda upon execution of a written amendment by the Parties. Upon written notice to Intermolecular, Micron may [***], including as identified in Section 7 of Addendum 1 and Addendum 2, as between the [***] in Micron's discretion.
(b)    General [***]. Intermolecular will provide the services in connection with the Development Programs [***] to Micron. Specifically, Intermolecular will [***] with any [***] within the [***] on any matters that use [***] which are substantially similar to the [***]. Intermolecular will [***] with any [***] on any matters related to [***] that use [***] which are substantially similar to the [***].

3.2Project SOWs. Intermolecular shall provide the services as well as the materials, devices, products, reports and other deliverables to Micron as set forth in any project statement of work issued under a Development Program of this Agreement from time to time, referred to herein individually as a “Project SOW” and collectively as “Project SOWs”. The services to be provided by Intermolecular as set forth in any Project SOWs may be separately or collectively referred to herein as the “Services”, as the context may dictate. The materials, devices, products, reports and other deliverables to be provided by Intermolecular as set forth in any Project SOWs may be separately or collectively referred to herein as the “Deliverables”, as the context may dictate. Intermolecular shall render the Services and provide the Deliverables in accordance with the applicable Project SOW. Any Project SOW duly executed by Authorized Representatives of both Parties pursuant to Section 4.3 below shall be incorporated into this Agreement as if fully set forth herein.

3.3Change Orders. The Services and Deliverables and the CDA Fees associated with such Services and Deliverables may be amended or modified by change orders that are agreed to in writing by the Authorized Representatives of both Parties (“Change Order(s)”). Thereafter, the applicable Project SOW(s) shall be deemed to include the terms described in the respective Change Order(s).

3.4Time and Location for Performance of Services. All Services shall be performed at the time and place agreed upon by the Parties as set forth in the applicable Project SOW.

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Section 4
Development Program Committees
4.1Committee Membership. The Parties shall form and operate a committee for each Development Program (hereinafter the “Program Committee(s)”), which shall each consist of six (6) members. Micron shall appoint three (3) members of each Program Committee and Intermolecular shall appoint three (3) members of each Program Committee. The three (3) members appointed by Micron shall consist of the Program Manager of Micron, an Authorized Representative of Micron, and one (1) other representative of Micron. The three (3) members appointed by Intermolecular shall consist of the Program Manager of Intermolecular, an Authorized Representative of Intermolecular, and one (1) other representative of Intermolecular. The initial members of the Program Committee may be identified in the respective Development Program. The Program Committee shall generally review and provide guidance and recommendations to the Parties with respect to the activities of the Parties under the respective Development Program.

4.2Program Manager. Micron and Intermolecular shall each appoint one (1) program manager for each Development Program (the “Program Manager(s)”). The initial Program Managers may be identified in the respective Development Program. At any time upon notice to the other Party, a Party may at its sole discretion replace its Program Manager(s). Each Program Manager for a Party shall:
(a)serve as principal liaison with the other Party's Program Manager;
(b)coordinate and supervise its personnel as required in order for such Party to perform its responsibilities and obligations under the relevant Project SOW(s);
(c)supervise the work of its personnel and the execution of its Party's responsibilities under the relevant Project SOW(s);
(d)coordinate with the other Party's Program Manager with respect to the day-to-day operations of the Development Program and the Project SOW(s), including the preparation of the applicable reports contemplated in this Agreement, and the prompt disclosure of any Filing Requests to be submitted to the Patent Review Committee; and
(e)resolve issues related to the Project SOW(s) or escalate such issues to the appropriate management of each Party as necessary.

4.3Approval of Project SOWs. The Program Committee may review and revise each proposed Project SOW related to its respective Development Program. Such review and revision shall continue with respect to each such proposed Project SOW until the Program Committee accepts the content of such Project SOW or finally rejects such proposed Project SOW. A proposed Project SOW shall not be deemed accepted by the Program Committee unless and until it is signed by an Authorized Representative of each Party and a fully executed copy is delivered to each Party. Any proposed Project SOW so signed and delivered by the Parties shall be deemed a Project SOW under this Agreement and the applicable Development Program.

Section 5
Notification of Status
5.1The Intermolecular Program Manager(s) will submit a written report to Micron from time-to-time at intervals specified in the applicable Project SOW or as mutually agreed to by the Program Managers of Intermolecular and Micron, but in no event less often than [***] per calendar [***], with respect to the progress of all activities undertaken in performance of any Project SOWs under the applicable Development Program. Such reports shall also include any other information reasonably requested by Micron.

5.2    Intermolecular agrees to notify Micron promptly in writing of any factor, occurrence, or event coming to Intermolecular's attention that may: 1) affect Intermolecular's ability to fulfill Intermolecular's obligations under this Agreement; 2) affect Intermolecular's ability to meet the requirements of any Development Program or Project SOW issued under this Agreement; or 3) cause any material delay in Intermolecular's delivery of any Deliverables. Without limiting the foregoing, such notice shall be given in the event of any loss or reassignment of key employees, any claim that Intermolecular's performance of the Services violates the rights of a third party, any threat of strike, or any major

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equipment failure.

Section 6
Licenses
6.1[***] License to “[***]” and “[***]” within the [***] with [***] Effect. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries an [***], worldwide, [***], irrevocable, [***]right and license, with [***], under and to all Intellectual Property in or to the “[***]” and/or “[***]”, to practice the foregoing in any manner within the [***], including the right to make, have made, use, import, lease, offer for sale, sell, as well as to practice products or processes embodying or produced through the use of such Intellectual Property, wherein the present license shall [***]upon the [***]of (i) [***]of the Advanced Memory Agreements or (ii) [***] of the [***] of certain licenses granted by Intermolecular to [***] in connection with [***] of the [***] [***] and [***] of the [***], and shall [***] cover the conduct of Micron [***], whether [***] or [***]. The [***] nature of the foregoing license to Micron shall be [***]only to the extent of any existing [***]granted by Intermolecular to [***] prior to the Effective Date. Upon completion of Micron's [***]of the [***]set forth in Section 10.2, the present license will be [***].

6.2    [***] License to “[***]” and “[***]” outside the [***] and within the [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries an [***], worldwide, [***], irrevocable, [***] right and license, with [***], under and to all Intellectual Property in or to the “[***]” and/or “[***]”, to practice such Intellectual Property in any manner that is both outside the [***] and within the [***], at any time, whether past, present or future, including the right to make, have made, use, import, lease, offer for sale, sell, as well as to practice products or processes embodying or produced through the use of such Intellectual Property. Upon completion of Micron's [***]of the [***]set forth in Section 10.2, the present license will be [***]. The [***] nature of the foregoing license to Micron [***]to [***]within [***]after the [***]to [***]in the [***]and/or [***]without [***]or [***]limited to the [***]of a [***]for [***]that do not [***]and that [***]on an [***]where no [***]of the [***]is [***]and [***] that [***]the [***]of [***].

6.3    [***] License to “[***]” and “[***]” outside the [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries a [***], worldwide, [***], irrevocable, [***]right and license, with [***], under and to all Intellectual Property in or to the “[***]” and/or “[***]”, to practice such Intellectual Property in any manner outside the [***] at any time, whether past, present or future, including the right to make, have made, use, import, lease, offer for sale, sell, as well as to practice products or processes embodying or produced through the use of such Intellectual Property. Upon completion of Micron's [***]of the [***]set forth in Section 10.2, the present license will be [***].

6.4    [***]License to [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries a [***], worldwide, [***], irrevocable, [***]right and license, with [***], under and to all [***] in [***], to practice the foregoing in any manner at any time, whether past, present or future, including the right to make, have made, use, import, lease, offer for sale, sell, as well as to practice products or processes embodying or produced through the use of the [***], to the extent reasonably necessary for Micron to enjoy the full benefit and exercise of the [***]. Upon completion of Micron's [***]of the [***]set forth in Section 10.2, the present license will be [***].

6.5    [***]License to [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries a [***], worldwide, [***], irrevocable, [***] right and license, with [***], under and to all [***] in [***] to Micron, [***]or their Subsidiaries at any time, to practice the foregoing in any manner at any time, whether past, present or future, including the right to make, have made, use, import, lease, offer for sale, sell, as well as to practice products or processes embodying or produced through the use of the [***]. Upon completion of Micron's [***]of the [***]set forth in Section 10.2, the present license will be [***].

6.6    [***] [***]License within the [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries an [***], worldwide, irrevocable, [***], [***], [***]right and license, with [***], under and to all [***], to practice such [***] in any manner within the [***] at any time, including the right to make, have made, use, import, lease, offer for sale, sell, as well as to practice products or processes embodying or produced through

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the use of [***].

6.7    [***]License outside the [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron a [***], worldwide, irrevocable, [***], [***], [***]right and license, with [***], under and to all [***], to practice such [***] in any manner outside the [***] at any time, including the right to make, have made, use, import, lease, offer for sale, sell, as well as to practice products or processes embodying or produced through the use of [***].

6.8    [***] License and [***]and [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries a [***], worldwide, [***]right and license, with [***], under and to all [***] of Intermolecular and its Subsidiaries in or to [***], [***], [***] and [***], to practice such Intellectual Property for so long as any Development Program remains in effect and for [***] thereafter. Subject to the foregoing [***], the license grant in this Section 6.8 shall [***] to the provision of [***]and [***] by [***] to any [***] under a [***] that is directed to the use of such Intellectual Property. For purposes of this Section 6.8, Micron's [***] with respect to [***] may only cover such [***] to the extent they are [***] with Micron in furtherance of a [***] and only for such purpose. Upon completion of Micron's [***]of the [***]set forth in Section 10.2, the present license will be [***]. Intermolecular and its Subsidiaries [***]Micron and its Subsidiaries [***]Intermolecular [***] its Subsidiaries [***]or [***], or [***]or [***]to [***]or [***]at [***]or [***]Micron or its Subsidiaries under [***]Intermolecular or its Subsidiaries at any time [***]and/or [***].

6.9    [***] License related to R[***], [***] and [***]. Intermolecular and its Subsidiaries agree to grant and hereby grant to Micron and its Subsidiaries a [***], worldwide, [***], [***]right and license, with [***], under and to all [***] of Intermolecular and its Subsidiaries in or to [***] [***], [***], [***] and [***] disclosed to Micron, [***] or their Subsidiaries at any time, to practice such [***]. Upon completion of Micron's [***]of the [***]set forth in Section 10.2, the present license will be [***].

6.10    [***] Licenses to [***].
(a)    [***] License. [***] may elect to deliver to [***] certain written and verbal [***] related to [***] (the “[***]”). Such [***] will be deemed [***] [***]. Subject to the foregoing, [***] agrees to grant and hereby grants to [***] a [***], worldwide, [***], [***] right and license, under and to all [***] of [***] in or to the [***], to practice such [***].
(b)    [***] License. [***] agrees to grant and hereby grants to [***] a [***], worldwide, [***] right and license under and to any [***] of [***] in or to [***] conceived and reduced to practice after the Effective Date of this Agreement by any [***] employee previously assigned to work on a Development Program with [***], to practice any method and process claims under such [***] for so long as any Development Program remains in effect and for [***] thereafter.

6.11[***] of Licenses Granted. With respect to Patent Rights, the licenses granted in this Section 6 shall [***]the [***] of each licensed patent, except to the extent expressly set forth in this Section 6 to the contrary. With respect to Non-Patent Rights, the licenses granted in this Section 6 are and shall be [***], except to the extent expressly set forth in this Section 6 to the contrary.

6.12    [***]for Certain [***]Licenses. Notwithstanding anything to the contrary in this Agreement, in no event shall [***] right to grant any licenses and/or sublicenses be subject to any [***]or [***] of [***].
(a)Unrelated Third Parties. Subject to Section 6.12(b) below, in the event (i) [***] enters into an agreement with Unrelated Third Parties that [***] to such Unrelated Third Parties that include [***] to the [***] and/or [***] under [***](an “Unrelated Third Party License”), and (ii) more than [***] ([***]) of the [***]licensed in the Unrelated Third Party License comprise [***] to the [***] and/or [***], and (iii) [***] actually receives [***] from such Unrelated Third Parties as consideration for such [***]licenses, then [***]shall [***]to [***] ([***]) of such [***]within forty-five (45) days after [***]it.
(b)Certain Memory Companies. Notwithstanding, Section 6.12(a) above, in the event (i) [***] enters into an agreement with Certain Memory Companies that [***] to such Certain Memory Companies that include [***] to the [***] and/or [***] under [***] (a “Certain Memory Company License”), and (ii) more than [***] [***] of the

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[***] in the Certain Memory Company License comprise [***] to the [***] and/or [***], and (iii) [***] actually receives [***] from such Certain Memory Companies as consideration for such [***], then [***] shall [***] to [***] [***] [***] ([***]) of such [***] within forty-five (45) days after [***] it.

(c)	Notwithstanding the foregoing Sections 6.12(a) and 6.12(b):
(i)    in no event shall any Unrelated Third Party License or Certain Memory Company License require any [***] or [***] of [***];
(ii)    in no event shall any agreement entered into by [***] prior to the Effective Date give rise to any [***] from [***] to [***] under this Section 6.12; and
(iii)    in no event shall any litigation settlement by [***] give rise to any [***] [***] from [***] to [***] under this Section 6.12.
(d)In the event [***] identifies an opportunity for [***] to offer [***] to a Third Party related to the [***] and/or [***], [***] may consider whether or not to pursue such a [***] on a case-by-case basis.

6.13    [***]for [***]Licenses.
(a)    In the event (i) [***]enters into an agreement with a Third Party other than [***]Subsidiaries or Affiliates that [***]a [***]license to such Third Party (a “Third Party License”), and (ii) more than [***] [***] ([***]) of the [***]licensed under such Third Party License comprise [***], and (iii) [***]actually receives [***]from such Third Party as consideration for such Third Party License, then [***]shall [***]to [***] [***] ([***]) of such [***]within forty-five (45) days after [***]it.
(b)     Notwithstanding the foregoing Section 6.13(a):
(i)    in no event shall any Third Party License to the [***] for [***] solely outside the [***] of [***] require any [***] or [***] of [***]; and
(ii)    in no event shall any agreement entered into by [***]prior to the Effective Date give rise to any [***]from [***]to [***]under this Section 6.13.
(iii)    in no event shall any litigation settlement by [***]give rise to any [***]from [***]to [***]under this Section 6.13.

Section 7
Technology Transfer
7.1Within thirty (30) days of the Effective Date of this Agreement, Intermolecular shall provide to Micron the Initial Information Set. Intermolecular shall make its Representatives (as that term is defined in the Nondisclosure Agreement) available to Micron upon request, and shall use reasonable efforts to answer questions, address requests for clarifications, and provide explanations regarding the Initial Information Set.

Section 8
Intellectual Property Ownership

8.1	Intermolecular.
(a)    Intermolecular shall solely own all right, title, and interest in and to the [***], except to the extent Intermolecular passes on Filing Request(s) during the Draft and Micron becomes the Selecting Party pursuant to Section 11 below.
(b)    Intermolecular shall not assign or license any right, title or interest in or to the [***] [***] to any [***] for use in relation to the field of [***], except with the prior written consent of Micron in Micron's sole discretion. Intermolecular may license the [***] to [***] for use solely outside the field of [***] [***] and may license the [***] to any other entity for use solely outside the [***]. Intermolecular shall comply with Section 6.13 above with respect to any permitted license in or to the [***].
(c)    Intermolecular reserves all rights not expressly granted to Micron herein. Except as may be expressly set forth in this Agreement, this Agreement does not, and shall not be deemed to, whether by implication, estoppel, operation of law or otherwise, assign, grant or otherwise transfer to Micron or any other entity any right, title, interest, license or any other privilege in or to any Intellectual Property or Trademark Rights of Intermolecular.

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8.2    Micron.
(a)    Notwithstanding Section 8.1 above, to the extent Intermolecular passes on Filing Request(s) during the Draft and Micron becomes the Selecting Party, pursuant to Section 11 below, Micron shall solely own all right, title, and interest in the [***] related to such Filing Request(s).
(b)    Micron shall solely own all right, title, and interest in and to the [***], except to the extent Micron may assign such [***] to Intermolecular as a result of the Draft pursuant to Section 11 below. Intermolecular agrees to assign and hereby assigns to Micron all such right, title, and interest in the [***] that Intermolecular may possess, now or in the future.
(c)    Micron reserves all rights not expressly granted to Intermolecular herein. Except as may be expressly set forth in this Agreement, this Agreement does not, and shall not be deemed to, whether by implication, estoppel, operation of law or otherwise, assign, grant or otherwise transfer to Intermolecular or any other entity any right, title, interest, license or any other privilege in or to any Intellectual Property or Trademark Rights of Micron, including without limitation with respect to the Micron Background IP and any Technology developed solely by Micron in connection with any Project SOW. With respect to any Micron Background IP that may be disclosed to Intermolecular or Intermolecular's Permitted Subcontractors in connection with this Agreement, Intermolecular and Intermolecular's Permitted Subcontractors shall not use such Micron Background IP for any purpose other than to provide the Services to Micron. Nothing in this Agreement shall be construed to preclude, prohibit, restrict or otherwise limit Micron in any way from granting to any entity any licenses or rights to or under any Intellectual Property of Micron, in Micron's sole discretion.

Section 9
[Intentionally Omitted.]

Section 10
Fees and Payment
10.1    Fees Set Forth in Development Programs and Project SOWs. In consideration of the Services performed by Intermolecular, Micron shall pay to Intermolecular the applicable CDA Fees as set forth in the Development Programs, as well as any applicable [***] Fees as may be set forth in a respective Project SOW.

10.2    Up-Front [***] Fee. Micron shall pay to Intermolecular a fee in the amount of [***] US dollars, which shall be due on the Effective Date and payable in twelve (12) equal installments (of [***] US dollars each) on the first day of each calendar quarter after the Effective Date over a period of three years.

10.3    Payment. With respect to any fee payments and installments pursuant to Section 10.1 or 10.2 above, Intermolecular shall issue an invoice to Micron on or after the date the applicable portion of such fee is due and payable. Micron shall, within [***] days of receipt of each such invoice, pay Intermolecular the fees set forth in such invoice, but only to the extent such fees, on the one hand, exceed the total of any amounts payable by [***] to Intermolecular during the same calendar quarter, together with any [***] pursuant to Section 2.2 above, on the other hand. For any disputed invoice, Micron shall pay the undisputed portion within [***] days of receipt of such invoice.

10.4    All payments due to Intermolecular under this Agreement shall be made by bank wire transfer as follows:
To: [***]Routing & Transit #: [***]Swift Code: [***]For credit of: Intermolecular, Inc.
Credit account #: [***]By order of: [Name of Sender] To: [***]or another U.S. bank account designated by IM.

10.5    Late payments. Any undisputed portion of an invoice that is not paid when due pursuant to section 10.3 shall bear simple interest at a rate of one and a half percent (1.5%) per month or the highest rate allowed by law, whichever is less.

10.6    Taxes. Each Party shall be responsible for the payment of its own tax liability arising from activities under this Agreement in accordance with applicable law.  The Parties will cooperate in a commercially reasonable manner to minimize each Party's respective tax liability resulting from activities under this Agreement.

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Section 11
Patent Procedures
11.1    Patent Review Committee.
(a)The Parties shall establish a patent review committee comprising two (2) representatives of each Party (the “Patent Review Committee”). Each Party may designate three (3) representatives in connection with the Patent Review Committee, such that each Party may have an alternate or substitute member available at any given time, but only two (2) such representatives of each Party shall vote in meetings of the Patent Review Committee. At any time upon written notice to the other Party, a Party may at its sole discretion replace any member(s) of the Patent Review Committee that such Party has appointed. The initial members of the Patent Review Committee shall be identified in the respective Development Program.
(b)The Patent Review Committee shall develop and implement policies consistent with this Agreement regarding the submission of invention disclosure forms by IMI and the consideration of such disclosures by the Patent Review Committee.

11.2    Filing Requests and Draft.
(a)    Filing Requests. With respect to [***] developed by Intermolecular solely or by the Parties jointly, each Party shall be entitled to submit a written notice accompanied by an invention disclosure form to the Patent Review Committee, requesting permission to file a patent application (hereinafter “Filing Request(s)”) for inventions directed to [***], [***], [***], [***], and [***] of [***] any of the foregoing, solely to the extent that all claim elements of such inventions would be [***] of [***] or other similar means (hereinafter “[***]Inventions”) when practiced in connection with a [***] [***].
(b)    Meetings. The Patent Review Committee shall meet at least [***] per [***] during the term of a Development Program hereunder, which meetings may be conducted telephonically, except as may be otherwise agreed by mutual consent.
(c)Separating Requests. In the event the Patent Review Committee makes an initial determination that an invention disclosure describes multiple different inventions that should not all be the subject of a single patent application, then the Patent Review Committee shall direct that such invention disclosure be divided into a corresponding number of separate invention disclosures and Filing Requests, such that the invention described in any single invention disclosure could be the subject of a single patent application.
(d)Eligibility for Draft. The Patent Review Committee shall review, during their meetings, the Filing Requests that are awaiting a determination of the committee. A Filing Request may be deemed to be directed to a [***]Invention by a majority vote of the Patent Review Committee during a meeting. The Patent Review Committee may also postpone consideration of a Filing Request until the subsequent meeting, upon a majority vote, so that the Filing Request may be supplemented with additional information. If either of the foregoing votes is not held or does not pass during a meeting, then a Filing Request shall be deemed to be directed to a [***]Invention on the date that is [***] business days following the meeting during which the Patent Review Committee first reviews such Filing Request, and shall become eligible for the filing of a related patent application at such time, unless any member of the Patent Review Committee provides written notice to the Patent Review Committee within such time that the Filing Request is objected to on the grounds that it is not directed to a [***] Invention. Any such notice shall set forth in reasonable detail the substantive basis for the objection. Upon receipt of such notice, the Patent Review Committee will consider and determine in good faith whether or not the Filing Request qualifies as a [***] Invention, and will not unreasonably delay or withhold its determination. Filing Requests that have been objected to but are determined by a majority vote of the Patent Review Committee to be directed to [***] Inventions shall become eligible for the filing of a related patent application at the time of such vote. Filing Requests that have been objected to and have not been determined to be directed to [***] Inventions shall not be eligible for the filing of a related patent application and shall not be subject to the Draft at any time, such that the related Technology shall remain [***].
(e)Completeness of Invention Disclosures. A Filing Request that has become eligible for the filing of a related patent application shall become subject to the Draft upon a majority vote of the Patent Review Committee that the information provided in connection with such Filing Request, including the related invention disclosure, is sufficiently complete to proceed with the filing of a patent application. The Patent Review Committee may

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postpone consideration of a Filing Request until the subsequent meeting, upon a majority vote, so that the Filing Request may be supplemented with additional information.
(f)Draft Process. For each Filing Request that is or becomes subject to the Draft during a meeting of the Patent Review Committee pursuant to the foregoing Section, the Intermolecular members of the Patent Review Committee shall have the option during such meeting to select such Filing Request for Patent Prosecution by Intermolecular, or to pass. In the event Intermolecular passes, the Micron members of the Patent Review Committee shall have the option during the subsequent meeting to select such Filing Request for Patent Prosecution by Micron, or to pass. The foregoing options, by Intermolecular then Micron, are referred to collectively herein as the “Draft.” In the event both Parties have passed on a Filing Request, it shall no longer be subject to the Draft at any time, such that the related Technology shall remain [***].

11.3    Patent Prosecution. In the event a Filing Request is selected by a Party during the Draft, that Party (the “Selecting Party”) shall have the sole right anywhere in the world to conduct Patent Prosecution solely in its name with respect to the invention disclosed therein, and including with respect to any related divisional, continuation, continuation-in-part, reissue, or foreign counterpart applications. The following shall apply with respect to all Patent Prosecution under this Agreement:
(a)    Costs. All costs, fees and other amounts, including attorney fees, incurred in connection with Patent Prosecution of an invention that a Party has selected in accordance with the Draft shall be borne solely by the Selecting Party.
(b)    Intermolecular as Selecting Party. In the case of each Filing Request for which Intermolecular becomes the Selecting Party, Micron shall [***] to [***] of [***], and [***] in and to the [***] that is the subject of the Filing Request, so as to permit Intermolecular to conduct Patent Prosecution and obtain all Patent Rights therein solely in Intermolecular's name. Notwithstanding anything to the contrary in this Agreement, Intermolecular may use and disclose such Non-Patent Foreground solely to the extent necessary to conduct such Patent Prosecution, and Intermolecular agrees that such Non-Patent Foreground, and any information related to [***] or [***] that has not been disclosed in a patent filing prior to the Effective Date, shall be deemed Micron Confidential Information in all other respects [***] of such [***] by Intermolecular. Intermolecular shall not dedicate any such Non-Patent Foreground to the public, including without limitation by disclosing but not claiming such Non-Patent Foreground in a patent application. Such [***]by [***] to Intermolecular shall be deemed effective upon preparation of the related patent application by Intermolecular and before such application is filed. Micron's obligation to [***] shall be conditioned upon Intermolecular [***] to Micron and its Subsidiaries under and to all such [***], which [***] shall be effective simultaneous with such [***], and shall be [***] and [***], with [***], consisting of an [***] to [***] such [***]in [***]within the [***] at [***] and a [***] to [***] such [***]in [***]the [***]at [***]. Intermolecular shall use reasonable efforts to keep Micron informed as to the status of Patent Prosecution for which Intermolecular is the Selecting Party, including by providing Micron the opportunity to review and comment on complete copies of all documents, including patent applications and office action responses, a reasonable time in advance of submission by Intermolecular and, upon request, by providing to Micron copies of documents that Intermolecular receives from the United States Patent and Trademark Office and any foreign patent offices, within a reasonable time upon receipt.
(c)    Micron as Selecting Party. In the case of each Filing Request for which Micron becomes the Selecting Party, Micron shall have the right to conduct Patent Prosecution and obtain all Patent Rights therein.
(d)    Reasonable Assistance. For a period of [***] following the date the relevant Draft option was exercised, each Party shall execute further instruments as may be reasonably requested by the other Party, at no cost to the other Party, to the extent reasonably necessary to perfect the rights, title and other interests set forth herein, including to enable the other Party to undertake Patent Prosecution related to the Filing Request(s) for which it is the Selecting Party.
(e)    Failure to Prosecute or Maintain. In the event Intermolecular fails to, or decides not to, file a patent application in a manner that provides a priority date for a United States patent application related to any Filing Request(s) within [***] after the date on which Intermolecular exercised the relevant Draft option and became the Selecting Party, then Intermolecular shall promptly notify Micron in writing of such failure or decision and [***]to [***]of [***]and [***]and [***]the [***] that is the subject of the Filing Request(s), so as to permit Micron to conduct Patent Prosecution and obtain all Patent Rights therein or to maintain the subject matter as [***]. In

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addition, in the event that Intermolecular has timely filed a patent application related to a Filing Request, or has received an issued patent related thereto, but then elects to abandon any such patent application or issued patent, Intermolecular shall promptly notify Micron in writing at least [***] in advance of any final action in relation thereto. Upon request by Micron, Intermolecular shall [***]to [***]of [***]and [***]and [***] the patent application or issued patent, as the case may be, and Micron shall thereafter have the right to proceed with Patent Prosecution for such patent application, or to maintain such issued patent, at its own cost and for its own benefit.
(f)    No Pre-Draft Patent Prosecution. A Party may not conduct any Patent Prosecution with respect to any [***] developed by Intermolecular solely, or by the Parties jointly, unless and until such Party becomes a Selecting Party following the Draft of a Filing Request for such [***].

Section 12
Term and Termination
12.1    Term of Agreement. This Agreement shall commence on the Effective Date hereof, shall remain in effect for a minimum period of three (3) years (the “Agreement Minimum Term”), and shall continue in effect thereafter unless and until terminated in accordance with the terms of this Agreement.

12.2    Termination of Agreement after Certain Time. Micron may terminate this Agreement, and/or any Development Program or Project SOW issued under this Agreement, effective as of the end of the Agreement Minimum Term or thereafter:
(a)for cause in the event Intermolecular fails to provide Services in accordance with the timeframes or other requirements set forth in the applicable Project SOW or any other breach of this Agreement or related Project SOW by Intermolecular that Intermolecular fails to cure within [***] from the date of receipt by Intermolecular of written notice of such breach;
(b)by written notice to Intermolecular upon completion of the provision of Services under all Project SOWs issued under a Development Program or this Agreement; or
(c)for any reason or no reason upon [***] written notice to Intermolecular, which notice may be provided prior to the end of the Agreement Minimum Term.

12.3    Termination of Development Program after Certain Time. Micron may terminate either Development Program (and any Project SOWs thereunder) set forth in Addendum 1 or Addendum 2, [***] Development Programs, effective as of two (2) years after the Effective Date (the “Program Minimum Term”), or as of the Reduced Program Minimum Term pursuant to Section 2.4 above, or thereafter:
(a)for cause in the event Intermolecular fails to provide Services in accordance with the timeframes or other requirements set forth in the applicable Project SOW or any other breach of the Agreement, Development Program or Project SOW by Intermolecular that Intermolecular fails to cure within [***] from the date of receipt by Intermolecular of written notice of such breach;
(b)by written notice to Intermolecular upon completion of the provision of Services under all Project SOWs issued under the Development Program; or
(c)for any reason or no reason upon [***] written notice to Intermolecular, which notice may be provided prior to the end of the Program Minimum Term.

12.4    Termination of Project SOW. Micron may individually terminate any Project SOW issued under this Agreement by written notice to Intermolecular upon completion of the provision of Services under such Project SOW.

12.5    Termination for Bankruptcy or Dissolution Either Party may terminate this Agreement at any time upon written notice to the other Party in the event of any of the following: (i) the other Party files a petition in bankruptcy or is adjudicated as bankrupt or insolvent; (ii) the other Party makes an assignment for the benefit of creditors or an arrangement pursuant to applicable bankruptcy law; (iii) the other Party discontinues or dissolves all of its business; or (iv) the other Party has a receiver appointed for all of its business.

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12.6    Consequences of Termination.
(a)Termination of this Agreement shall also terminate any and all Development Programs and Project SOWs issued under this Agreement.
(b)Upon any termination of this Agreement or any Development Program and/or Project SOW, Intermolecular shall: (i) return to Micron all data, records, or materials of whatever nature or kind, including, but not limited to, all materials incorporating Confidential Information (as defined in Section 15) provided by Micron and any copies thereof or notes relating thereto; (ii) deliver to Micron a written report describing and explaining all work performed in connection with the Agreement or the applicable Project SOW (whether completed or in progress); and (iii) furnish to Micron all work in progress including all incomplete work. Any termination of this Agreement or any Development Program and/or Project SOW shall not impair Micron's right to continue activities related to the subject matter of the foregoing.
(c)In addition to the requirements provided for within Section 12.6(b), upon any termination of this Agreement or any Project SOW pursuant to Section 12.2(b), Section 12.2(c), Section 12.3(b), Section 12.3(c) or Section 12.4, Intermolecular shall submit to Micron a final, itemized invoice for any fees or expenses incurred under each Project SOW affected by such termination. Subject to Intermolecular's compliance with this Section 12.6, Micron shall pay Intermolecular for all valid fees and expenses incurred through the termination date under each Project SOW affected by such termination.
(d)Survival. In the event of any termination of this Agreement or a Development Program and except as otherwise expressly indicated in this Agreement, including in any Development Program or Project SOW hereunder, the Parties' rights and obligations under Sections 2.3, 3.1, 6, 8, 10.1 (solely as to any [***] Fees and CDA Fees then due and payable), 10.2, 10.6, 11.3, 12.6(b), 12.6(c), 14.1, 15, 16, 17, 20 and 21 shall survive such termination and continue in effect. For the avoidance of doubt, termination of this Agreement shall not result in the termination of any [***] by Micron pursuant to Section 2.1 above, which [***] may survive such termination and continue in effect in accordance with its terms.

Section 13
Independent Contractor
13.1    Independent Contractor. Intermolecular agrees to perform all Services as an independent contractor and not as an employee or agent of Micron, and all persons employed by Intermolecular to perform all or any portion of the Services shall be the employees or agents of Intermolecular and not the employees or agents of Micron.

13.2    No Agency, etc. Nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the Parties.

13.3    No Authority to Bind Micron. Intermolecular shall not have the authority to make any commitment or enter into any contract on behalf of Micron, without Micron's express written authorization.

Section 14
Intermolecular Personnel
14.1    Intermolecular Personnel. Intermolecular shall bear sole responsibility for payment of compensation to Intermolecular's personnel, including without limitation with respect to any inventor remuneration program of Intermolecular related to invention disclosures or patent applications. Intermolecular shall pay and report, for all personnel engage in the provision of Services hereunder, federal and state income tax withholding and other taxes or required withholdings, social security taxes, and unemployment insurance applicable to such personnel as employees of Intermolecular. Intermolecular shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits (if any) to which such personnel may be entitled. Intermolecular agrees to defend, indemnify, and hold harmless Micron, Micron's officers, directors, employees and agents, and the administrators of Micron's benefit plans from and against any claims, liabilities, or expenses relating to such compensation, tax, insurance, or benefit matters. Micron shall notify Intermolecular of any such claim promptly after it is brought to Micron's attention. Micron shall cooperate with Intermolecular in the defense and resolution of such claims, and Micron shall not settle or otherwise dispose of such claims without Intermolecular's prior written consent,

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which consent Intermolecular shall not unreasonably withhold or delay.

14.2    Removal. Micron shall have the right, at any time and without prior notice, to remove from involvement with a Development Program or from any Micron facility any employee(s) or Permitted Subcontractor(s) of Intermolecular whom Micron determines, in its sole judgment, to be performing unsatisfactorily or to be in violation of Micron policies. Micron may thereafter request that Intermolecular replace such employee(s) or Permitted Subcontractor(s) with alternate employee(s) or Permitted Subcontractor(s) acceptable to Micron and having appropriate skills and training for the provision of the relevant Services at no additional charge to Micron, and Intermolecular shall immediately fulfill such request.

14.3    Micron Safety and Security Policies. Intermolecular shall ensure that Intermolecular's employees and Permitted Subcontractors who perform Services at any Micron facility shall comply with all Micron safety and security regulations and policies (including, without limitation, Micron's Safety and Security Policy and Micron's Electronic Information Security Policy) while performing the Services. Micron shall make these regulations and policies available upon Intermolecular's request.

14.4    Written Agreements. Intermolecular shall obtain and maintain in effect written agreements (such as confidentiality agreements, assignment of inventions and rights, etc.) with each of Intermolecular's personnel and Permitted Subcontractors who perform all or any part of the Services. Such agreements shall contain terms sufficient for Intermolecular to comply with all provisions of this Agreement, including the applicable Development Program and Project SOW.

14.5    No Third Party Beneficiaries. This Agreement is enforceable only by Intermolecular and Micron. The terms of this Agreement are not a contract or assurance regarding compensation, continued employment, or benefit of any kind to any of Intermolecular's personnel or Permitted Subcontractors assigned to the Services, or any beneficiary of any such personnel, and no such personnel (or any beneficiary thereof) shall be a third party beneficiary under or pursuant to the terms of this Agreement or any Development Program or Project SOW issued under this Agreement.

Section 15
Confidentiality
15.1    Nondisclosure Agreement. Micron and Intermolecular shall abide by the terms of that certain Mutual Nondisclosure Agreement between Micron and Intermolecular dated [***], as previously amended as of [***] (the “Nondisclosure Agreement”), which Nondisclosure Agreement is incorporated herein by reference. Except as otherwise provided in this Agreement, Micron and Intermolecular agree that the Nondisclosure Agreement shall govern the confidentiality, non-disclosure, and non-use obligations between the Parties respecting the information provided or disclosed pursuant to this Agreement or any Project SOW. To the extent there is a conflict between this Agreement and the Nondisclosure Agreement regarding confidentiality, non-disclosure, and non-use obligations between the Parties, then the terms of this Agreement shall control.
15.2    Continued Effect. If the Nondisclosure Agreement is terminated or expires, and is not replaced, such Nondisclosure Agreement shall continue with respect to Confidential Information provided in connection with this Agreement, notwithstanding such expiration or termination, for the duration of the term of this Agreement or until a new Nondisclosure Agreement is entered into between the Parties.

15.3    Confidentiality. This Agreement and its terms shall be deemed the Confidential Information of both Parties under the Nondisclosure Agreement. In addition, Intermolecular agrees that Micron Confidential Information (as defined and provided for within the Nondisclosure Agreement) also shall mean and be deemed to include any information observed, obtained, or perceived by Intermolecular or any of its personnel or Permitted Subcontractors while at any Micron facility or while accessing any Micron networks or databases, or otherwise disclosed by Micron personnel, in connection with the Services regardless of whether such information is labeled or otherwise identified as confidential. Intermolecular shall use Micron Confidential Information solely in accordance with the terms of this Agreement and the Nondisclosure Agreement and solely for the purpose of providing the Services to Micron.

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15.4    Intermolecular Permitted Disclosures. Intermolecular may disclose Micron's Confidential Information to Permitted Subcontractors provided that, in each case, such disclosures are limited to only that Confidential Information necessary to fulfill Intermolecular's obligations under this Agreement and any Project SOW. Intermolecular shall monitor such Permitted Subcontractors to ensure that they are not inappropriately disclosing or using Confidential Information in violation of the terms of the Nondisclosure Agreement, as modified by this Agreement or any Project SOW, and Intermolecular shall remain liable for any unauthorized disclosure or use of Confidential Information by any such Permitted Subcontractor.

15.5    Micron Permitted Disclosures. Notwithstanding anything in the Nondisclosure Agreement, Micron may disclose Intermolecular Confidential Information to the Representatives (as that term is defined in the Nondisclosure Agreement) of a Micron Subsidiary, Micron Affiliate, [***], [***] and/or a [***] who have a need to know the information in connection with his or her job duties. Each Representative of such a [***], [***] and [***] who receives such information will be subject to a written agreement or professional obligation that prevents the unauthorized disclosure of Intermolecular's Confidential Information.

15.6    Intermolecular Permission regarding [***]. Notwithstanding anything to the contrary in any other agreement, Intermolecular hereby wishes to grant permission to [***] to disclose any information and data of Intermolecular, including to the extent the foregoing is confidential, non-public and/or proprietary, to Micron and its Subsidiaries. Accordingly, Intermolecular expressly waives any right to enforce any confidentiality obligations and use restrictions against [***], under any agreement involving Intermolecular and [***], in connection with any disclosure of information by [***] to Micron. [***] shall be a third party beneficiary of this Section 15.6 of the Agreement.

Section 16
Representations and Warranties
16.1    Intermolecular represents and warrants that:
(a)Intermolecular has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder;
(b)Intermolecular shall perform the Services in a professional manner consistent with the degree of care, skill, and judgment that is consistent with generally accepted industry standards for similar types of engagements, but in any event with not less than reasonable care, skill, and judgment;
(c)Intermolecular's performance of the Services does not and shall not violate any applicable law, rule, or regulation, or any Third Party Intellectual Property or Trademark Rights;
(d)Intermolecular is the lawful owner or licensee of all Intellectual Property used, or disclosed to Micron, by Intermolecular or Intermolecular's Permitted Subcontractors in connection with any Project SOW, and Intermolecular has the full right and authority to make the assignments and waivers, and to grant the licenses and rights, provided for within this Agreement; and
(e)each Intermolecular Permitted Subcontractor who may have or receive access to Micron Confidential Information is subject to a written agreement that prevents disclosure and unauthorized use of the Confidential Information.

16.2    Micron represents and warrants that it has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder.

16.3    EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY PROVIDED FOR WITHIN THIS AGREEMENT, THE PARTIES HERETO EXPRESSLY DISCLAIM ANY AND ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ARISING BY STATUTE OR FROM A COURSE OF DEALING, USAGE, TRADE, PRACTICE, OR CUSTOM.

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Section 17
Indemnification
17.1    Indemnification of Micron. Intermolecular, on behalf of Intermolecular and Intermolecular's directors, officers, employees, agents, Permitted Subcontractors and permitted assigns, hereby agrees to indemnify, defend, and hold harmless Micron, its Subsidiaries, and their respective officers, directors, employees, and agents from and against any and all claims, demands, and actions brought by any third party, and any and all liabilities, damages, court costs, attorneys fees, or other expenses resulting therefrom, arising out of or relating to:
(a)any injuries or other employment or work-related claims suffered by Intermolecular's employees or Permitted Subcontractors on Micron's or any Third Party's premises, except for those caused by the gross negligence or willful misconduct of Micron;
(b)any injuries or other employment or work-related claims suffered by Micron's or any Third Party's employees caused by the action or inaction of Intermolecular or Intermolecular's employees or Permitted Subcontractors;
(c)any damage to Micron's or any third party's facilities, equipment, or other property caused by the action or inaction of Intermolecular or Intermolecular's employees or Permitted Subcontractors; or
(d)the Services performed by Intermolecular or Intermolecular's employees or Permitted Subcontractors hereunder, including, but not limited to, any claim or suit brought against Micron by any Third Party alleging that any Technology provided or disclosed by Intermolecular or Intermolecular's Permitted Subcontractors to Micron infringes any Intellectual Property of said Third Party.

17.2    Notice. Micron agrees to give Intermolecular prompt notice of any such claim, demand, or action and agrees to provide reasonable assistance and cooperation at Intermolecular's expense in defense and settlement thereof. If Intermolecular is obligated under this Section to defend Micron against a claim, then Intermolecular shall take control of the defense and investigation of the claim. Micron may participate, at its own expense, in such defense. No settlement of a claim that involves a remedy other than payment of money by Intermolecular shall be agreed to and entered without the consent of Micron, which consent Micron shall not unreasonably withhold or delay.

17.3    Intermolecular's liability under Section 17.1(d) with respect to an infringement claim shall be limited to the extent the but-for cause of the alleged infringement is: (i) use of the Technology provided or disclosed to Micron by Intermolecular or Intermolecular's Permitted Subcontractors in combination with any equipment or device that is not provided or disclosed to Micron by Intermolecular or Intermolecular's Permitted Subcontractors, (ii) Intermolecular's conduct necessary to comply with the specifications provided by Micron for the Deliverables, or (iii) any modification made by Micron to the Technology provided or disclosed to Micron by Intermolecular or Intermolecular's Permitted Subcontractors.

Section 18
Limitation of Liability
18.1    EXCEPT FOR ANY BREACH OF CONFIDENTIALITY, WARRANTY OR INDEMNITY BY INTERMOLECULAR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER OR IN RELATION TO THIS AGREEMENT FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES WHATSOEVER, OR LOST PROFITS, HOWEVER CAUSED, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
18.2    EXCEPT FOR ANY BREACH OF CONFIDENTIALITY OR WARRANTY, AND EXCEPT FOR ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL [***] LIABILITY TO [***]FOR EACH CLAIM UNDER THIS AGREEMENT EXCEED THE [***] OF THE ACTS OR OMISSIONS GIVING RISE TO SUCH CLAIM OR, IN MICRON'S DISCRETION, FROM THE TIME MICRON FIRST RECEIVES NOTICE OF SUCH CLAIM.

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Section 19
Assignment, Change of Control and Subcontract
19.1    Assignment.
(a)    Intermolecular shall not assign or transfer this Agreement or any of Intermolecular's rights, duties, or obligations under this Agreement or any Project SOW (including by merger, operation of law, Change of Control, or through the transfer of all or substantially all of the equity, assets, or business of Intermolecular), to any Third Party [***], except with Micron's prior written consent, in Micron's sole discretion. Subject to the foregoing, Intermolecular shall not assign or transfer this Agreement or any of Intermolecular's rights, duties, or obligations under this Agreement or any Project SOW (including by merger, operation of law, Change of Control, or through the transfer of all or substantially all of the equity, assets, or business of Intermolecular), to any other Third Party, except with Micron's prior written consent, which consent shall not be unreasonably delayed or withheld. Intermolecular shall provide written notice to Micron at least [***] prior to any proposed assignment or transfer of this Agreement.
(b)    Any consent by Micron related to Section 19.1(a) may be conditioned upon a proposed assignee of Intermolecular undertaking all of the obligations of Intermolecular under this Agreement to Micron's satisfaction, and any consent withheld in connection with such condition shall not be deemed unreasonable. Any subsequent proposed Assignment of this Agreement by a permitted assignee of Intermolecular shall remain subject to the terms set forth this Section 19. Any purported assignment by Intermolecular or its permitted assignee in violation of this Section 19 shall be null and void and have no effect, and shall be deemed a material breach of this Agreement.
(c)    Micron may assign or transfer this Agreement without any obligation to obtain consent from Intermolecular. Subject to the foregoing provisions in this Section 19, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each Party and the permitted successors and assigns of each Party.
19.2    Change of Control.
(a)    In the event of any Change of Control of Intermolecular with respect to a [***], Micron may terminate this Agreement upon written notice to Intermolecular.
(b)    A Change of Control of Intermolecular with respect to an entity that is [***] a [***] will not, on its own, give rise to any right of termination on the part of Micron, subject to the other terms of this Agreement. Any Change of Control of Intermolecular shall not be construed to grant or transfer any right or license under this Agreement to any entity (including the new beneficial owner of Intermolecular).
19.3    Permitted Subcontractors. Intermolecular shall not subcontract any of Intermolecular's duties or obligations under this Agreement without the prior written consent of Micron in each instance. If Micron consents to Intermolecular subcontracting any of Intermolecular's duties or obligations hereunder, Intermolecular shall require all such personnel (the “Permitted Subcontractor(s)”) by written agreement to: (a) grant assignments and licenses to Micron of Intellectual Property to the same extent as such grants by Intermolecular under this Agreement; (b) indemnify, defend and hold harmless Micron to the same extent as required of Intermolecular by Section 12; (c) abide by the confidentiality provisions of Section 15, and (d) abide by all other provisions of this Agreement that apply to Intermolecular and could be relevant to a Permitted Subcontractor. Intermolecular shall ensure that Micron is and shall be a third party beneficiary of each such written agreement with Permitted Subcontractors. Intermolecular is and agrees to be jointly and severally responsible and liable for the acts and omissions of any and all Permitted Subcontractors.

Section 20
General
20.1    Governing Law. The validity, interpretation, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of [***] as if it were made and entered into in the State of [***] and without giving effect to such State's conflict of laws principles. Intermolecular hereby consents to the exclusive jurisdiction and venue of the State and Federal courts of the State of [***] for any dispute involving this Agreement, provided however that the Parties [***]to [***] any disputes before such courts.

20.2    Compliance with Laws and Regulations. Intermolecular shall observe and comply with all pertinent laws, ordinances, rules, and regulations related to the Services and shall procure and maintain in force, at Intermolecular's sole expense, all registrations, permits, licenses, and approvals required by law or governmental authority to provide

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the Services. Intermolecular shall ensure that any Services performed in the United States are performed by personnel who are authorized to work in the United States.

20.3    Waiver. Any waiver of any kind by a Party, of a breach of this Agreement, shall be effective only to the extent set forth in writing, and shall not operate or be construed as a waiver of any subsequent or other breach. Any delay or omission in exercising any right, power, or remedy pursuant to a breach or default by a Party shall not impair any right, power, or remedy which either Party may have with respect to a future breach or default. The failure of a Party to enforce any provision of the Agreement shall not constitute a waiver of such provision or the right of such Party to enforce such provision or any other provision.

20.4    Notice. Any notice, communication or statement relating to this Agreement shall be in writing and deemed to have been given upon delivery in person, by verified facsimile transmission, or by registered or certified mail, postage prepaid, return receipt requested, to the address, or facsimile number of the respective Party below:

To Micron at:	To Intermolecular at:
Micron Technology, Inc. 8000 S. Federal Way Boise, Idaho 83716-9632 Attention: [***]Fax: [***]	Intermolecular Inc. 3011 North First Street San Jose, California 95134 Attention: General Counsel Fax: (408) 582-5401
With a copy to:	With a copy to:
Micron Technology, Inc. 8000 S. Federal Way Boise, Idaho 83716-9632 Attention: [***]Fax: [***]	Intermolecular Inc. 3011 North First Street San Jose, California 95134 Attention: Chief Executive Officer Fax: (408) 582-5179

20.5    Costs and Attorneys' Fees. The prevailing Party in any action brought by either Party to enforce the terms and conditions of this Agreement shall be entitled to receive from the other Party the prevailing Party's reasonable costs and expenses of such action, including attorneys' fees and expert witness fees incurred in connection with such action, in addition to any other relief it may be awarded.

20.6    Section 365(n) of the United States Bankruptcy Code. If this Agreement or the licenses granted hereunder should ever become subject to bankruptcy proceedings, all rights and licenses granted under this Agreement by one Party to the other Party are, and shall otherwise be deemed to be, licenses of rights to “intellectual property” as defined in Section 365(n) of the United States Bankruptcy Code. As a licensee of rights, a Party shall retain and may fully exercise all of the rights under Section 365(n) of the United States Bankruptcy Code. If any proceeding is instituted by or against a Party seeking to adjudicate it bankrupt, or insolvent, or seeking liquidation, winding up, reorganization, insolvency or reorganization, or relief of debtors, or seeking an entry of an order of relief, or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or a Party takes any action to authorize any of the foregoing actions, the other Party shall have the right to retain and enforce its rights under this Agreement as provided for under Section 365(n) of the United States Bankruptcy Code.

20.7    Severability. If it is determined by a court of competent jurisdiction as part of a final non-appealable ruling, or by government action that any provision of this Agreement (or part thereof) is invalid, illegal, or otherwise unenforceable, such provision shall be enforced as nearly as possible in accordance with the stated intention of the Parties, while the remainder of this Agreement shall remain in full force and effect and bind the Parties according to its terms, and any such determination shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent any provision (or part thereof) cannot be enforced in accordance with the stated intentions of the Parties, such provision (or part thereof) shall be deemed not to be a part of this Agreement; provided that in such event the Parties shall use their commercially reasonable efforts to negotiate, in good faith, a substitute, valid and enforceable provision that most nearly effects the Parties' intent in entering into this Agreement.

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20.8    Publicity. Except to the extent expressly required by law, Intermolecular shall not disclose to third parties (including denial or confirmation thereof) the existence or terms of this Agreement, nor the fact that Micron is purchasing or has purchased any goods or Services from Intermolecular, without the prior written consent of Micron in each instance. In the event that Intermolecular believes that it is required by law to disclose any such information, Intermolecular shall notify Micron as soon as reasonably possible and, at the same time as such notification, or as soon thereafter as possible, provide Micron with a copy of any intended disclosure. Intermolecular shall not make such intended disclosure without the prior written consent of Micron, which consent Micron shall not unreasonably withhold or delay. Intermolecular further agrees not to advertise, reference, reproduce, or display Micron's name or any Micron trademark without Micron's prior written consent in each instance.

20.9    Counterparts and Facsimiles. This Agreement may be executed in any number of counterpart originals, each of which shall be deemed an original instrument for all purposes, but all of which shall comprise one and the same instrument. This Agreement shall be enforceable in accordance with its terms when signed by an Authorized Representative of both Parties. This Agreement may be delivered by facsimile or email and a facsimile or scanned copy of this Agreement shall be binding as an original.

20.10    Modifications and Amendments. No modification of, or amendment to, this Agreement shall be effective unless it is in a writing signed by both Parties that expressly references this Agreement. This Agreement shall not be supplemented or modified by any course of dealing or other trade usage.

20.11    Integration. This Agreement, together with any attachments, sets forth the entire agreement and understanding of the Parties relating to the subject matter hereof and merges all prior or contemporaneous understandings (whether written, oral, or implied) with respect thereto. To the extent that the terms and conditions contained in any purchase orders, confirmations, invoices, or other documents conflict with those of this Agreement, including any Development Program or Project SOW, the terms and conditions of this Agreement shall control unless the Parties expressly agree otherwise in a written instrument identified as an amendment and signed by both Parties.

Section 21
General Release and Waiver
21.1    EACH PARTY, FOR ITSELF AND ITS SUBSIDIARIES AND FOR ANY SUCCESSORS AND ASSIGNS OF THE FOREGOING, TO THE FULL EXTENT THE FOREGOING HAVE ANY RIGHT TO GRANT THIS RELEASE, HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES THE OTHER PARTY AND ITS SUBSIDIARIES AND AFFILIATES, AND ALL OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONSULTANTS, ADVISORS AND ATTORNEYS OF ANY OF THE FOREGOING, IN EVERY COUNTRY OF THE WORLD, FROM ALL CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, JUDGMENTS, LIENS, DAMAGES, LOSSES AND LIABILITIES OF EVERY KIND WHICH AROSE PRIOR TO THE EFFECTIVE DATE, WHETHER KNOWN OR UNKNOWN, WHETHER SUSPECTED OR UNSUSPECTED AND WHETHER ACTUAL OR CONTINGENT, AS OF THE EFFECTIVE DATE. THE RELEASES IN THIS SECTION 21 APPLY ONLY TO THE PERIOD OF TIME BEFORE THE EFFECTIVE DATE.
21.2    THE RELEASES IN THIS SECTION 21 ARE BASED UPON EACH PARTY'S EXPRESS, INFORMED, KNOWING AND VOLUNTARY WAIVER AND RELINQUISHMENT TO THE FULLEST EXTENT PERMITTED BY LAW. IN CONNECTION WITH SUCH RELEASES, THE PARTIES ACKNOWLEDGE THAT THEY MAY HAVE SUSTAINED DAMAGES, LOSSES, COSTS OR EXPENSES WHICH ARE PRESENTLY UNKNOWN AND UNSUSPECTED AND THAT SUCH DAMAGES, LOSSES, COSTS OR EXPENSES AS MAY HAVE BEEN SUSTAINED MAY GIVE RISE TO ADDITIONAL DAMAGES, LOSSES, COSTS OR EXPENSES IN THE FUTURE. THE PARTIES FURTHER ACKNOWLEDGE THAT THEY HAVE NEGOTIATED THIS AGREEMENT TAKING INTO ACCOUNT PRESENTLY UNKNOWN AND UNSUSPECTED CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, JUDGMENTS, LIENS, DAMAGES, LOSSES AND LIABILITIES OF EVERY KIND, AND THE PARTIES VOLUNTARILY AND WITH FULL KNOWLEDGE OF THE SIGNIFICANCE, EXPRESSLY WAIVE AND RELINQUISH ANY AND ALL RIGHTS THEY MAY HAVE UNDER ANY STATE OR FEDERAL STATUTE,

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RULE OR COMMON LAW PRINCIPLE, IN LAW OR EQUITY, RELATING TO LIMITATIONS ON RELEASES AND/OR GENERAL RELEASES.
21.3    WITHOUT LIMITING THE FOREGOING, THE PARTIES HEREBY EXPRESSLY WAIVE AND RELEASE THE PROTECTION OF CALIFORNIA CIVIL CODE, SECTION 1542, INCLUDING ANY RIGHTS AND BENEFITS ARISING THEREUNDER, WHICH STATES:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
21.4    THE PARTIES HERETO HAVE READ AND UNDERSTOOD THIS SECTION 21, AND EXPRESSLY ACKNOWLEDGE THEIR UNDERSTANDING THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM, OR IN ADDITION TO, THOSE WHICH ARE CURRENTLY KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO THE CLAIMS AND LIABILITIES RELEASED HEREIN, AND EXPRESSLY AGREE THAT THE RELEASES GRANTED IN THIS SECTION 21 SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF ANY AND ALL RESPECTIVE CLAIMS AND LIABILITIES, NOTWITHSTANDING ANY SUCH DIFFERENT OR ADDITIONAL FACTS. EACH PARTY EXPRESSLY ASSUMES THE RISK OF ANY EXISTING BUT AS YET UNKNOWN CLAIMS AND LIAIBLITIES, AS WELL AS THE RISK OF ANY SUCH DIFFERENT OR ADDITIONAL FACTS, AND AGREES THAT THIS AGREEMENT SHALL NOT BE SUBJECT TO TERMINATION OR RESCISSION BY REASON OF ANY DIFFERENCE IN THE FACTS.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

MICRON TECHNOLOGY, INC.	INTERMOLECULAR, INC. The undersigned hereby represents and warrants that he or she has the authority to sign on behalf of, and bind, Intermolecular to perform the obligations set forth herein.
By: Name: Title: Date:	By: Name: Title: Date:

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ADDENDUM 1
DRAM Development Program

Section 1
Introduction
1.1    The DRAM Development Program set forth in this Addendum 1 (herein, the “DRAM Program”) to the Collaborative Development Agreement, shall be incorporated by reference into the Agreement as a Development Program. Any Project SOW issued under this DRAM Program in accordance with Section 4.3 of the Agreement shall relate primarily to DRAM technology. To the extent of any conflict between the terms and conditions of the Agreement or this DRAM Program on the one hand and a Project SOW on the other hand, the terms and conditions of such Project SOW shall control.

Section 2
Definitions
2.1    Definitions. For the Development Program set forth in this Addendum 1 (referred to herein as the “DRAM Program”), the definitions set forth in this Section 1.1 shall apply to the respective capitalized terms used herein. Capitalized terms used but not defined in this Addendum 1 shall have the meaning as may be set forth in the Agreement, or else their ordinary meaning.
(a)“DRAM” technology shall mean and refer generally to Dynamic Random Access Memory.
(b)One (1) “FTE” shall mean one (1) or more IMI employees or Permitted Subcontractor who work collectively on Project SOWs under the DRAM Program for approximately [***] hours per year.
(c)One (1) “FTE Month” shall mean [***] hours of work on a Project SOW, on a monthly basis, by one or more Intermolecular employees and/or Permitted Subcontractors.
(d)“Production Threshold” shall mean, with respect to DRAM wafers that include Deliverables that satisfy one or more Triggers as specified in a Project SOW, the commercial production by Micron of more than [***] such production wafers [***]for at [***] [***] [***] (but excluding any DRAM wafers manufactured in Micron's [***], or which are [***] or [***]), combined with the acceptance by Micron of [***] for such wafers reflecting total [***] of at least [***] [***] [***].
(e)“Project Category” shall have the meaning as set forth in Section 4.1.
(f)“Project Manager” shall have the meaning as set forth in Section 6.1.
(g)“[***] Threshold” shall have the meaning as set forth in Section 5.4(a).
(h)“Trigger(s)” shall mean one or more technical criteria for Deliverables, set forth in a Project SOW, each of which must be satisfied by Intermolecular, among other things, in order to give rise to an [***]of [***] to [***] a corresponding part, or all, of the related [***] Fee to Intermolecular.

Section 3
Project SOWs
3.1    The DRAM Program will include any Project SOWs issued in accordance with Section 4.3 of the Agreement that relate primarily to DRAM technology.

3.2    Each Project SOW shall contain the following information:

(a)	the estimated start date and end date;
(b)the estimated number of FTE Months required for Intermolecular to complete the Project SOW;
(c)a description of the Services and Deliverables to be provided by Intermolecular to Micron, including related milestones and deadlines;
(d)identification of the Project Category that shall apply to the Project SOW, as determined in accordance with Section 4.2 below;
(e)identification of the amount of any [***] Fee determined in accordance with Section 5 below, and of the related Trigger(s).

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Section 4
Project Categories
4.1    Naming. Each Project SOW shall identify the applicable project category as one of the following, as mutually agreed by the Parties: Category A, Category B1, Category B2 or Category C (each, the “Project Category”).

4.2    Category Determination. During review and revision of each proposed Project SOW by the Program Committee for the DRAM Program pursuant to Section 4.3 of the Agreement, the Parties may mutually determine the applicable Project Category with reference to the following non-binding guidelines (set forth in sub-paragraphs (a)-(d) of this Section), as well as to the general value of accomplishing the Project SOW. In addition, the greater the amount of development work previously accomplished by either Party, or both, related to the subject matter of a Project SOW shall weigh more heavily in favor of the application of a lower Project Category (e.g. Category B1 instead of Category B2). Intermolecular agrees that it will not unreasonably delay or withhold its acceptance of any Project SOW Micron proposes for Category A.
(a)Category A. A Project SOW will generally be determined to fall within Category A to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is approximately [***] months or less;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is approximately [***] or less; and
(iii)    the scope of the Project SOW is directed to [***] or [***] to technology, including without limitation [***]and [***]and [***].
(b)Category B1. A Project SOW will generally be determined to fall within Category B1 to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is greater than [***] months and approximately [***] months or less;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is greater than [***] and approximately [***] or less; and
(iii)    the scope of the Project SOW is directed to [***] or [***] to technology, including without limitation [***]and [***]and [***]and [***]including [***]of [***]and[***].
(c)Category B2. A Project SOW will generally be determined to fall within Category B2 to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is greater than [***] months and approximately [***] months or less;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is greater than [***] and approximately [***] or less; and
(iii)    the scope of the Project SOW is directed to [***] or [***] to technology, including without limitation [***]and [***]and [***]and [***]including [***]of [***]and[***].
(d)Category C. A Project SOW will generally be determined to fall within Category C to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is greater than [***] months;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is greater than [***]; and
(iii)    the scope of the Project SOW is directed to [***] [***], including without limitation [***] of [***], [***] and [***].

4.3    Additional Requirements for Category C.
(a)    Within [***] [***]months after Effective Date, the Parties shall communicate in good faith to identify a first proposed Project SOW determined to fall within Category C (which would be satisfied with respect to an initial Project SOW as described in Section 5.3 below).
(b)    After acceptance of an initial Project SOW for Category C pursuant to Section 4.3 of the Agreement, and for so long as this DRAM Program remains in effect, the Parties shall use commercially reasonable efforts to

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ensure that at all times [***] Project SOW for Category C is [***] or is being [***] in good faith.

Section 5
Success Fees
5.1    [***]Fee Determination. In accordance with the determination of Project Category pursuant to Section 4.2 above, the Parties shall mutually determine a corresponding [***], to be conditioned in part upon Intermolecular satisfying certain technical criteria for Deliverables set forth in a Project SOW (“[***]Fee”), as follows:
(a)Category A. Project SOWs for Category A will not include any [***]. Intermolecular will provide Services and Deliverables to Micron in connection with Project SOWs for Category A [***], except for the [***] related to this DRAM Program and as otherwise expressly set forth in the Agreement or this DRAM Program.
(b)Category B1. Project SOWs for Category B1 may include a [***]Fee selected from the range of [***] [***]$[***] to [***] ($[***]dollars per year, payable for [***] years.
(c)Category B2. Project SOWs for Category B2 may include a [***]Fee selected from the range of [***] [***] to [***] [***]dollars per year, payable for [***] years.
(d)Category C. Project SOWs for Category C may include a [***]Fee of [***] dollars [***] per year, with a default payment period of [***] years. In the event an applicable [***] Threshold related to one or more Triggers is satisfied more than [***] [***] prior to the related deadline set forth in an applicable Project SOW, the default payment period related to such Triggers(s) that have been satisfied early shall be increased by [***] [***], such that the related [***]Fee or corresponding portion thereof (in the case of multiple Triggers where fewer than all have been satisfied) shall be payable for [***] years. In the event an applicable [***] Threshold related to one or more Triggers is satisfied more than [***] [***] after the related deadline set forth in an applicable Project SOW, the default payment period related to such Trigger(s) that have been satisfied late shall be decreased by [***] [***], such that the related [***]Fee or corresponding portion thereof shall be payable for only [***] years.

5.2    Custom [***]Fee for [***] Node. Notwithstanding the default [***]Fee amounts set forth in Section 5.1 above, any initial Project SOW related to a [***] DRAM node that is determined to fall within Category B2 or Category C shall have a [***]Fee of [***] dollars [***]$[***] per year, payable for [***] years.

5.3    [***]Fee for [***] Node. Notwithstanding the default [***]Fee amounts set forth in Section 5.1 above, the overall [***]Fee for any initial Project SOW related to a [***] DRAM node that is determined to fall within Category C shall be divided among three (3) equal Triggers, corresponding to [***] dollars [***]$[***] each, per year, payable for a period of five (5) years, where any [***] in connection with each Trigger is subject to satisfaction of the [***]Threshold relative to such Trigger. The Parties anticipate that the three (3) Triggers with respect to such a [***] DRAM node would relate to (i) a [***] that satisfies certain technical criteria, that is [***] a [***] Micron has [***] on [***] in a Micron [***] before the Effective Date, and that is [***]a [***] [***] included in Micron's [***] [***] as of the Effective Date (for clarity, [***]and [***] based [***] are not currently on such [***]), whether such [***] is developed by Intermolecular entirely for Micron or in part for [***] under the Advanced Memory Agreements; (ii) a [***] material that satisfies certain technical criteria, that is not a [***] Micron has [***] on [***] in a Micron [***] before the Effective Date, and that is [***]a [***] included in Micron's [***] [***] as of the Effective Date, whether developed by Intermolecular entirely for Micron or in part for [***] under the Advanced Memory Agreements; and (iii) a specific [***] that satisfies certain technical criteria, that is not a [***] Micron has [***] on [***] in a Micron [***] before the Effective Date, and that is used in [***] in combination with (i) or (ii) above, whether developed by Intermolecular entirely for Micron or in part for [***] under the Advanced Memory Agreements; as would be set forth in any accepted Project SOW in further specific detail for each such Trigger. To the extent the Parties learn after the Effective Date that a particular [***] or [***] has been [***] on [***] in a Micron [***] before the Effective Date, or is included in Micron's [***] [***] as of the Effective Date, they may nevertheless agree to pursue such development under Category C (or under a lower Project Category, such as Category B2, in accordance with Section 4.2 above based on the amount of development work previously accomplished by Micron).

5.4    Conditions for [***] Obligations.
(a)    [***]Threshold. Any obligation under a Project SOW for Micron to pay Intermolecular a [***]Fee, in whole or in part (in the case of multiple Triggers) shall arise only upon satisfaction by Intermolecular of the respective

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Trigger(s) identified in such Project SOW and satisfaction by Micron of the respective Production Threshold for each such Trigger (collectively the “[***]Threshold”). Conversely, the [***]Threshold shall be satisfied and Micron shall have an obligation to pay Intermolecular any applicable [***]Fee, in whole or part, only upon satisfaction of the applicable Trigger(s) and the Production Threshold.
(b)    Triggers. Any obligation of Micron to pay Intermolecular a [***]Fee identified in a Project SOW shall be conditioned upon Intermolecular's satisfaction of certain technical criteria for Deliverables (the “Trigger(s)”) set forth in such Project SOW. A Project SOW for Category B2 or Category C may include multiple Triggers, consisting of several distinct criteria capable of independent satisfaction, such that Intermolecular's satisfaction of each individual Trigger shall give rise to an obligation for Micron to pay a corresponding portion of the overall [***]Fee (calculated by dividing the Success Fee by the number of Triggers, or as otherwise set forth in a Project SOW), subject to satisfaction of the related Production Threshold and provided that the total number of Triggers for any Project SOW shall not exceed four (4). As an example, for illustrative purposes only, a hypothetical Project SOW for Category B2 may have a [***]Fee of [***] per year, payable for [***] years, and may be determined to have three (3) Triggers. In this example, assuming that Intermolecular satisfies a first Trigger and related Production Threshold initially and satisfies a second Trigger and related Production Threshold one year later, but never satisfies the third Trigger, then Micron would [***] of [***] per year, payable for [***] years, upon satisfaction of the first Trigger and Production Threshold, and one year later Micron would [***] a second, separate [***] of [***] per year, payable for [***] years, upon satisfaction of the second Trigger and Production Threshold, but the full [***]Fee would not be payable by Micron because Intermolecular failed to satisfy the third Trigger and Production Threshold.
(c)    Production Threshold. Any obligation of Micron to pay Intermolecular a [***]Fee identified in a Project SOW, or a portion thereof (in the case of multiple Triggers), shall be conditioned upon Micron's satisfaction of a Production Threshold once Intermolecular has provided Micron with the Deliverables satisfying one or more Triggers. Micron shall notify Intermolecular within [***] of Micron's initial satisfaction of a Production Threshold related to a Project SOW. Micron will also use reasonable efforts to respond to written inquiries from Intermolecular at reasonable intervals, regarding the timing of any initial product qualification with respect to which Deliverables that satisfy one or more Triggers from a Project SOW are included for the first time in DRAM wafers. Notwithstanding anything to the contrary in the Agreement, this Development Program or any Project SOW, in no event shall Micron ever have an obligation to pay more than a single [***]Fee to Intermolecular in connection with any Project SOW, regardless of Micron's use of related Deliverables, Technology and Intellectual Property in any manner. Similarly, notwithstanding anything to the contrary in the Agreement, this Development Program or any Project SOW, in no event shall Micron ever have an obligation to pay any amount to Intermolecular with respect to any Technology provided by Intermolecular to [***] or Micron relating to [***] or any [***], as referenced in Section [***] of the [***] (except solely to the extent of any eventual [***] by Micron in relation to the [***] [***] referenced in Section 2.1 of the Agreement).

Section 6
Project Management
6.1    Project Managers. Prior to commencement of Services under a Project SOW, Micron and Intermolecular will each appoint by written notice to the other Party a principal point of contact to serve as its project manager (respectively, the “Project Manager”), or else the applicable Program Manager may also serve as the Project Manager. Each Party may from time to time change its Project Manager at its discretion by providing written notice to the other Party. Each Project Manager will generally:
(a)coordinate and act as a liaison with the other Party related to the Project SOW;
(b)oversee the progress of Services and Deliverables related to the Project SOW;
(c)provide input regarding the frequency of meetings related to the Project SOW;
(d)monitor resource usage related to the Project SOW; and
(e)attempt to resolve any disputes or disagreements between the Parties to the extent practicable, and escalate any other disputes or disagreements as set forth in Section 6.2 below.

6.2    Dispute Escalation.
(a)    If either Party believes that the other Party is failing to perform its obligations under a Project, its

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Project Manager will provide written notice (the “Dispute Notice”) to the Project Manager of the other Party of the perceived failure. Upon receipt of such notice, the Project Managers will promptly discuss the possibility of a mutually agreed corrective action plan to address the perceived failure.
(b)    If the Project Managers cannot agree upon a corrective action plan in writing within [***] of receipt of the Dispute Notice, or such other period as may be mutually agreed by the Project Managers, each Project Manager will escalate the issue to his or her respective DRAM Program Manager (if the DRAM Program Manager is a different person from the Project Manager). Upon escalation of an issue to the DRAM Program Managers, they will in turn promptly discuss the possibility of a mutually agreed corrective action plan.
(c)    If a corrective action plan has not been agreed upon in writing within [***] of a Dispute Notice or any such plan does not fully resolve the perceived failure, then each Party may seek any remedies available to it.

6.3    Development Records. Intermolecular shall maintain records for each Project SOW in sufficient detail and in good scientific manner as will properly reflect all related Technology, including all work done and results achieved in the performance of Services and development of the Deliverables thereunder (including information sufficient to establish dates of conception and reduction to practice of inventions).  At least [***] during the course of a Project SOW, Intermolecular will disclose all such Technology and records to Micron by depositing related materials to a particular repository specified by and accessible to Micron.

6.4    The initial members of the Patent Review Committee for the DRAM Program shall be as follows:
(a)    Micron members: [***] and [***]; and
(b)    Intermolecular members: Imran Hashim, Aubrey Helms and Sandeep Jaggi.

Section 7
Intermolecular Resources
7.1    Intermolecular Personnel.
(a)    Subject to Micron's payment of the CDA Fees in accordance with Section 8 below, Intermolecular shall provide at all times sufficient hourly services from employees and Permitted Subcontractors, equivalent to approximately [***] FTEs, to perform the Project SOWs for Micron under this DRAM Program. Intermolecular shall not be required to provide hourly services of its employees and Permitted Subcontractors in an amount that exceeds the equivalent number of FTEs as may be specified in such Project SOW.
(b)    To facilitate the efficient performance of Project SOWs, Intermolecular will provide the same personnel to Micron under the foregoing Section, to the extent possible, who have worked previously in connection with the [***].
(c)    Any access of Intermolecular employees or Permitted Subcontractors to Micron Confidential Information shall be on a strict need-to-know basis for performance of a Project SOW and in accordance with other applicable restrictions in this Agreement (the “Authorized Personnel”). Intermolecular shall use all necessary means to ensure that physical and electronic materials constituting or reflecting Micron Confidential Information shall be accessible only to such Authorized Personnel and only while being used for the performance of a Project SOW hereunder.

7.2    Facilities and Workspace.
(a)    Intermolecular will provide adequate facilities and workspace for up to [***] Micron employees at Intermolecular's research and development center in San Jose, California, and additional resources as are necessary to support Intermolecular's obligations pursuant to the DRAM Program. Intermolecular will provide access to clean room facilities, badge access, land-line phone connections, Internet access, and cubicle or office space for such Micron employees, who may be required by Intermolecular to complete Intermolecular's standard confidentiality and safety training (which shall not exceed [***]) prior to receiving access to Intermolecular's research and development center.
(b)    Intermolecular will provide adequate facilities space for storage of Micron wafers, materials, targets and any other assets reasonably provided by Micron to Intermolecular in furtherance of the DRAM Program.

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7.3    Informatics Access. Intermolecular agrees to provide Micron with timely access to all development records in accordance with Section 6.3 above by allowing [***] Micron designees to have concurrent access to Informatics software during the DRAM Program, which licenses to Informatics software are hereby granted to Micron by Intermolecular. Intermolecular will provide the necessary hosting, maintenance and support of hardware and software related to Informatics to ensure that industry-standard up-time, security and back-up protocols are provided.

7.4    Other Resources. Intermolecular shall ensure that appropriate and sufficient resources are allocated at all times during the DRAM Program for the purpose of performing the Project SOWs hereunder, including without limitation with respect to equipment, wafers, test vehicles, facilities and personnel. Such resources will include the following [***] and [***]:
(a)[***]: [***] platform, including [***], [***], and [***] chambers; and
(b)[***]: Including [***] processing tools based at IMI, physical characterization and metrology tools and electrical test (E-test) equipment.

Section 8
Fees, Payment and Costs
8.1    CDA Fees. In consideration of the Services performed by Intermolecular in connection with this DRAM Program, CDA Fees shall become due and payable from Micron to Intermolecular, subject to Section 2.2 of the Agreement, on the first day of each calendar quarter, in the amount of [***] dollars ($[***]) for each such calendar quarter for so long as the DRAM Program remains in effect, beginning on the first day of the first calendar quarter after the Effective Date. The amount of the CDA Fees due in connection with the final calendar quarter, during which the DRAM Program expires or terminates, shall be reduced proportionally to the extent the DRAM Program is in effect for less than the full calendar quarter.

8.2    [***]Fees. Any applicable [***]Fee as may be set forth in a Project SOW hereunder, conditioned upon satisfaction of the respective [***], shall be payable in equal installments on the first day of each calendar quarter, commencing on the first day of the first calendar quarter after such [***] has been satisfied, and shall be payable in accordance with Section 10.1, 10.3, 10.4, 10.5 and 10.6 of the Agreement.

8.3    Out of Pocket Costs. Subject to Micron's prior written approval, Micron will provide or reimburse Intermolecular for consumables, such as substrates, mask sets, materials, and targets, process kits and cleaning, and outsourced metrology and characterization not supported internally by Intermolecular. Micron may elect instead to provide any of the foregoing items to Intermolecular, in Micron's discretion.

8.4    Costs. Except as may be expressly set forth in a Project SOW, Micron and Intermolecular will each bear their own respective costs associated with the DRAM Program and Project SOWs hereunder.

Section 9
Term and Termination
9.1    Term. The DRAM Program shall commence on the Effective Date and shall continue in effect thereafter unless and until terminated in accordance with the terms of the Agreement or this DRAM Program.
9.2    Option to Convert. In the event the Parties are unable, by exercising commercially reasonable efforts in good faith, to accept a Project SOW for Category C within [***] of the Effective Date, as a result of their compliance with Section 4.3(a) of this DRAM Program and in accordance with Section 4.3 of the Agreement, then Micron shall have the option to convert any or all of the Intermolecular resources previously allocated for the DRAM Program towards one or more other Development Programs (e.g. the NVM Program).

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ADDENDUM 2
NVM Development Program

Section 1
Introduction
1.1    The NVM Development Program set forth in this Addendum 2 (herein, the “NVM Program”) to the Collaborative Development Agreement, shall be incorporated by reference into the Agreement as a Development Program. Any Project SOW issued under this NVM Program in accordance with Section 4.3 of the Agreement shall relate primarily to NVM technology. To the extent of any conflict between the terms and conditions of the Agreement or this NVM Program on the one hand and a Project SOW on the other hand, the terms and conditions of such Project SOW shall control.

Section 2
Definitions
2.1    Definitions. For the Development Program set forth in this Addendum 2 (referred to herein as the “NVM Program”), the definitions set forth in this Section 1.1 shall apply to the respective capitalized terms used herein. Capitalized terms used but not defined in this Addendum 2 shall have the meaning as may be set forth in the Agreement, or else their ordinary meaning.
(a)“NVM” technology shall mean and refer generally to non-volatile memory.
(b)One (1) “FTE” shall mean one (1) or more IMI employees or Permitted Subcontractor who work collectively on Project SOWs under the NVM Program for approximately [***] [***] hours per year.
(c)One (1) “FTE Month” shall mean [***] hours of work on a Project SOW, on a monthly basis, by one or more Intermolecular employees and/or Permitted Subcontractors.
(d)“Production Threshold” shall mean, with respect to wafers that include Deliverables that satisfy one or more Triggers as specified in a Project SOW, the commercial production by Micron of more than [***] such production wafers [***]for at [***] [***] [***] (but excluding any wafers manufactured in Micron's [***], or which are [***] or [***]), combined with the acceptance by Micron of [***] [***] for such wafers reflecting total [***] of at least [***] [***].
(e)“Project Category” shall have the meaning as set forth in Section 4.1.
(f)“Project Manager” shall have the meaning as set forth in Section 6.1.
(g) “[***] Threshold” shall have the meaning as set forth in Section 5.2(a).
(h)“Trigger(s)” shall mean one or more technical criteria for Deliverables, set forth in a Project SOW, each of which must be satisfied by Intermolecular, among other things, in order to give rise to an [***]of [***] to [***] a corresponding part, or all, of the related [***]Fee to Intermolecular.

Section 3
Project SOWs
3.1    The NVM Program will include any Project SOWs issued in accordance with Section 4.3 of the Agreement that relate primarily to NVM technology.

3.2    Each Project SOW shall contain the following information:
(a)the estimated start date and end date;
(b)the estimated number of FTE Months required for Intermolecular to complete the Project SOW;
(c)a description of the Services and Deliverables to be provided by Intermolecular to Micron, including related milestones and deadlines;
(d)identification of the Project Category that shall apply to the Project SOW, as determined in accordance with Section 4.2 below;
(e)identification of the amount of any [***]Fee determined in accordance with Section 5.4 below, and of the related Trigger(s).

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Section 4
Project Categories
4.1    Naming. Each Project SOW shall identify the applicable project category as one of the following, as mutually agreed by the Parties: Category A, Category B1, Category B2 or Category C (each, the “Project Category”).

4.2    Category Determination. During review and revision of each proposed Project SOW by the Program Committee for the NVM Program pursuant to Section 4.3 of the Agreement, the Parties may mutually determine the applicable Project Category with reference to the following non-binding guidelines (set forth in subparagraphs (a)-(d) of this Section), as well as to the general value of accomplishing the Project SOW. Development work previously accomplished by either Party, or both, related to the subject matter of a Project SOW shall weigh in favor of the application of a lesser Project Category (e.g. Category B1 instead of Category B2). Intermolecular agrees that it will not unreasonably delay or withhold its acceptance of any Project SOW Micron proposes for Category A.

(a)Category A. A Project SOW will generally be determined to fall within Category A to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is approximately [***] months or less;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is approximately [***] or less; and
(iii)    the scope of the Project SOW is directed to [***] or [***] to technology, including without limitation [***]and [***] and [***].
(b)Category B1. A Project SOW will generally be determined to fall within Category B1 to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is greater than [***] months and approximately [***] months or less;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is greater than [***] and approximately [***] or less; and
(iii)    the scope of the Project SOW is directed to [***] or [***] to technology, including without limitation [***]and [***]and [***]and [***]including [***]of[***]and[***].
(c)Category B2. A Project SOW will generally be determined to fall within Category B2 to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is greater than [***] months and approximately [***] months or less;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is greater than [***] and approximately [***] or less; and
(iii)    the scope of the Project SOW is directed to [***] or [***] to technology, including without limitation [***]and [***]and [***]and [***]including [***]of [***]and [***].
(d)Category C. A Project SOW will generally be determined to fall within Category C to the extent:
(i)    the duration (i.e. the period between the estimated start date and end date) of the Project SOW is greater than [***] months;
(ii)    the estimated number of FTE Months required for Intermolecular to complete the Project SOW is greater than [***] and
(iii)    the scope of the Project SOW is directed to [***] [***], including without limitation [***] of [***], [***] and [***].

Section 5
Success Fees
5.1    [***]Fee Determination. In accordance with the determination of Project Category pursuant to Section 4.2 above, the Parties shall mutually determine a corresponding [***], to be conditioned in part upon Intermolecular satisfying certain technical criteria for Deliverables set forth in a Project SOW (“[***]Fee”), as follows:
(a)Category A. Project SOWs for Category A will not include any [***]. Intermolecular will provide

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Services and Deliverables to Micron in connection with Project SOWs for Category A at [***], except for the [***] related to this NVM Program and as otherwise expressly set forth in the Agreement or this NVM Program.
(b)Category B1. Project SOWs for Category B1 may include a [***]Fee selected from the range of [***] ($[***] to [***] [***]$[***]dollars per year, payable for [***] years.
(c)Category B2. Project SOWs for Category B2 may include a [***] selected from the range of [***] ($[***] to [***] [***]$[***]dollars per year, payable for [***] years.
(d)Category C. Project SOWs for Category C may include a [***] of [***] dollars [***] per year, with a default [***] period of five (5) years. In the event an applicable [***]Threshold related to one or more Triggers is satisfied more than [***] [***] prior to the related deadline set forth in an applicable Project SOW, the default [***] period related to such Triggers(s) that have been satisfied early shall be increased by [***] [***], such that the related [***]Fee or corresponding portion thereof (in the case of multiple Triggers where fewer than all have been satisfied) shall be payable for [***] years. In the event an applicable [***]Threshold related to one or more Triggers is satisfied more than [***] [***] after the related deadline set forth in an applicable Project SOW, the default payment period related to such Trigger(s) that have been satisfied late shall be decreased by [***], such that the related [***]Fee or corresponding portion thereof shall be payable for only [***] years.

5.2    Conditions for [***]Fee Obligations.
(a)    [***]Threshold. Any obligation under a Project SOW for Micron to pay Intermolecular a [***]Fee, in whole or part (in the case of multiple Triggers) shall arise only upon satisfaction by Intermolecular of one or more Triggers identified in such Project SOW and satisfaction by Micron of the Production Threshold (collectively the “[***]Threshold”). Conversely, the [***]Threshold shall be satisfied and Micron shall have an obligation to pay Intermolecular any applicable [***]Fee, in whole or part, only upon satisfaction of the applicable Trigger(s) and the Production Threshold.
(b)    Triggers. Any obligation of Micron to pay Intermolecular a [***]Fee identified in a Project SOW shall be conditioned upon Intermolecular's satisfaction of certain technical criteria for Deliverables (the “Trigger(s)”) set forth in such Project SOW. A Project SOW for Category B2 or Category C may include multiple Triggers, consisting of several distinct criteria capable of independent satisfaction, such that Intermolecular's satisfaction of each individual Trigger shall give rise to an obligation for Micron to pay a corresponding portion of the overall [***]Fee (calculated by dividing the Success Fee by the number of Triggers, or as otherwise set forth in a Project SOW), subject to satisfaction of the related Production Threshold and provided that the total number of Triggers for any Project SOW shall not exceed four (4). As an example, for illustrative purposes only, a hypothetical Project SOW for Category B2 may have a [***]Fee of [***] per year, [***] for five (5) years, and may be determined to have three (3) Triggers. In this example, assuming that Intermolecular satisfies a first Trigger and related Production Threshold initially and satisfies a second Trigger and related Production Threshold one year later, but never satisfies the third Trigger, then Micron would [***] of [***] per year, payable for five (5) years, upon satisfaction of the first Trigger and related Production Threshold, and one year later Micron would [***] a second, separate [***] of [***] per year, [***] for five (5) years, upon satisfaction of the second Trigger and related Production Threshold, but the full [***] would not be payable by Micron because Intermolecular failed to satisfy the third Trigger and related Production Threshold.
(c)    Production Threshold. Any obligation of Micron to pay Intermolecular a [***]Fee identified in a Project SOW, or a portion thereof (in the case of multiple Triggers), shall be conditioned upon Micron's satisfaction of a Production Threshold once Intermolecular has provided Micron with the Deliverables satisfying one or more Triggers. Micron shall notify Intermolecular within [***] of Micron's initial satisfaction of a Production Threshold related to a Project SOW. Micron will also use reasonable effortsto respond to written inquiries from Intermolecular at reasonable intervals, regarding the timing of any initial product qualification with respect to which Deliverables that satisfy one or more Triggers from a Project SOW are included for the first time in production wafers. Notwithstanding anything to the contrary in the Agreement, this Development Program or any Project SOW, in no event shall Micron ever have an obligation to pay more than a single [***]Fee to Intermolecular in connection with any Project SOW, regardless of Micron's use of related Deliverables, Technology and Intellectual Property in any manner. Similarly, notwithstanding anything to the contrary in the Agreement, this Development Program or any Project SOW, in no event shall Micron ever have an obligation to pay any amount to Intermolecular with respect to any Technology provided by Intermolecular to [***] or Micron relating to [***] or any [***], as referenced in [***] of the [***] (except solely to the extent of any eventual [***] by Micron in relation to the [***] referenced in Section

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2.1 of the Agreement).

Section 6
Project Management
6.1    Project Managers. Prior to commencement of Services under a Project SOW, Micron and Intermolecular will each appoint by written notice to the other Party a principal point of contact to serve as its project manager (respectively, the “Project Manager”), or else the applicable Program Manager may also serve as the Project Manager. Each Party may from time to time change its Project Manager at its discretion by providing written notice to the other Party. Each Project Manager will generally:
(a)coordinate and act as a liaison with the other Party related to the Project SOW;
(b)oversee the progress of Services and Deliverables related to the Project SOW;
(c)provide input regarding the frequency of meetings related to the Project SOW;
(d)monitor resource usage related to the Project SOW; and
(e)attempt to resolve any disputes or disagreements between the Parties to the extent practicable, and escalate any other disputes or disagreements as set forth in Section 6.2 below.

6.2    Dispute Escalation.
(a)    If either Party believes that the other Party is failing to perform its obligations under a Project, its Project Manager will provide written notice (the “Dispute Notice”) to the Project Manager of the other Party of the perceived failure. Upon receipt of such notice, the Project Managers will promptly discuss the possibility of a mutually agreed corrective action plan to address the perceived failure.
(b)    If the Project Managers cannot agree upon a corrective action plan in writing within [***]of receipt of the Dispute Notice, or such other period as may be mutually agreed by the Project Managers, each Project Manager will escalate the issue to his or her respective NVM Program Manager (if the NVM Program Manager is a different person from the Project Manager). Upon escalation of an issue to the NVM Program Managers, they will in turn promptly discuss the possibility of a mutually agreed corrective action plan.
(c)    If a corrective action plan has not been agreed upon in writing within [***] of a Dispute Notice or any such plan does not fully resolve the perceived failure, then each Party may seek any remedies available to it.

6.3    Development Records. Intermolecular shall maintain records for each Project SOW in sufficient detail and in good scientific manner as will properly reflect all related Technology, including all work done and results achieved in the performance of Services and development of the Deliverables thereunder (including information sufficient to establish dates of conception and reduction to practice of inventions).  At least [***] during the course of a Project SOW, Intermolecular will disclose all such Technology and records to Micron by depositing related materials to a particular repository specified by and accessible to Micron.

6.4    The initial members of the Patent Review Committee for the NVM Program shall be as follows:
(a)    Micron members: [***] and [***]; and
(b)    Intermolecular members: Prashant Phatak, Aubrey Helms and Sandeep Jaggi.

Section 7
Intermolecular Resources
7.1    Intermolecular Personnel.
(a)    Subject to Micron's payment of the CDA Fees in accordance with Section 8 below, Intermolecular shall provide at all times sufficient hourly services from employees and Permitted Subcontractors, equivalent to approximately [***] FTEs, to perform the Project SOWs for Micron under this NVM Program. Intermolecular shall not be required to provide hourly services of its employees and Permitted Subcontractors in an amount that exceeds the equivalent number of FTEs as may be specified in such Project SOW.
(b)    To facilitate the efficient performance of Project SOWs, Intermolecular will provide the same personnel to Micron under the foregoing Section, to the extent possible, who have worked previously in connection

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with the [***].
(c)    Any access of Intermolecular employees or Permitted Subcontractors to Micron Confidential Information shall be on a strict need-to-know basis for performance of a Project SOW and in accordance with other applicable restrictions in this Agreement (the “Authorized Personnel”). Intermolecular shall use all necessary means to ensure that physical and electronic materials constituting or reflecting Micron Confidential Information shall be accessible only to such Authorized Personnel and only while being used for the performance of a Project SOW hereunder.

7.2    Facilities and Workspace.
(a)    Intermolecular will provide adequate facilities and workspace for up to [***] Micron employees at Intermolecular's research and development center in San Jose, California, and additional resources as are necessary to support Intermolecular's obligations pursuant to the NVM Program. Intermolecular will provide access to clean room facilities, badge access, land-line phone connections, Internet access, and cubicle or office space for such Micron employees, who may be required by Intermolecular to complete Intermolecular's standard confidentiality and safety training (which shall not exceed [***]) prior to receiving access to Intermolecular's research and development center.
(b)    Intermolecular will provide adequate facilities space for storage of Micron wafers, materials, targets and any other assets reasonably provided by Micron to Intermolecular in furtherance of the NVM Program.

7.3    Informatics Access. Intermolecular agrees to provide Micron with timely access to all development records in accordance with Section 6.3 above by allowing [***] Micron designees to have concurrent access to Informatics software during the NVM Program, which licenses to Informatics software are hereby granted to Micron by Intermolecular. Intermolecular will provide the necessary hosting, maintenance and support of hardware and software related to Informatics to ensure that industry-standard up-time, security and back-up protocols are provided.

7.4    Other Resources. Intermolecular shall ensure that appropriate and sufficient resources are allocated at all times during the NVM Program for the purpose of performing the Project SOWs hereunder, including without limitation with respect to equipment, wafers, test vehicles, facilities and personnel. Such resources will include the following HPC Tools and non-HPC Tools:
(a)[***]: [***] platform, including [***], P[***], and [***] chambers; and
(b)[***]: Including [***] processing tools based at IMI, physical characterization and metrology tools and electrical test (E-test) equipment.

Section 8
Fees, Payment and Costs
8.1    CDA Fees. In consideration of the Services performed by Intermolecular in connection with this NVM Program (and/or any reallocation of resources pursuant to Section 9.2 below), CDA Fees shall become due and payable from Micron to Intermolecular, subject to Section 2.2 of the Agreement, on the first day of each calendar quarter, in the amount of [***] dollars ($[***]) for each such calendar quarter for so long as the NVM Program remains in effect, beginning on the first day of the first calendar quarter after the Effective Date. The amount of the CDA Fees due in connection with the final calendar quarter, during which the NVM Program expires or terminates, shall be reduced proportionally to the extent the NVM Program is in effect for less than the full calendar quarter. Notwithstanding anything to the contrary in this Section 8.1, and subject to Section 2.2 of the Agreement, no amount of CDA Fees shall become payable by Micron (i.e. Micron shall not have any obligation to provide actual payment to Intermolecular of any amounts, despite such amounts being due) until the first day of the first calendar quarter after any Project SOW is accepted under this NVM Program, at which time such first payment by Micron shall include the full amount of any CDA Fees that have previously become due under this Section 8.1. Intermolecular agrees that it will not unreasonably delay or withhold its acceptance of the first Project SOW under this NVM Program, and that any such delay or withholding would be deemed a material breach of this NVM Program and the Agreement.

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8.2    [***]Fees. Any applicable [***]Fee as may be set forth in a Project SOW hereunder, conditioned upon satisfaction of the respective [***], shall be payable in equal installments on the first day of each calendar quarter, commencing on the first day of the first calendar quarter after such [***]has been satisfied, and shall be payable in accordance with Section 10.1, 10.3, 10.4, 10.5 and 10.6 of the Agreement.

8.3    Out of Pocket Costs. Subject to Micron's prior written approval, Micron will provide or reimburse Intermolecular for consumables, such as substrates, mask sets, materials, and targets, process kits and cleaning, and outsourced metrology and characterization not supported internally by Intermolecular. Micron may elect instead to provide any of the foregoing items to Intermolecular, in Micron's discretion.

8.4    Costs. Except as may be expressly set forth in a Project SOW, Micron and Intermolecular will each bear their own respective costs associated with the NVM Program and Project SOWs hereunder.

Section 9
Term and Termination
9.1    Term. The NVM Program shall commence on the Effective Date and shall continue in effect thereafter unless and until terminated in accordance with the terms of the Agreement or this NVM Program.
9.2    Option to Convert. Micron shall at any time have the option to convert the resources allocated for the NVM Program towards another Development Program (e.g. the DRAM Program).

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